Exhibit 10.1.6

EXECUTION VERSION

AMENDMENT NO. 6

AMENDMENT NO. 6, dated as of August 22, 2017 (this “Amendment”), by and among KUEHG CORP., a Delaware corporation (the “Existing Borrower”), KC SUB INC., a Delaware corporation (“KC Sub”), KC HOLDCO, LLC, a Delaware limited liability company (“Holdco”), the Required Lenders, the Incremental Lenders party hereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Existing Borrower, KC Sub, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each other Person from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 9.02(b) of the Credit Agreement permits amendment of the Credit Agreement for certain purposes with the consent of the Existing Borrower, KC Sub and the Required Lenders and/or Required Revolving Lenders;

WHEREAS, KC Sub (the “Incremental Borrower”) desires that Incremental Term Commitments in an aggregate principal amount of $100,000,000 (the “New Term Loan Commitments”) be made available to the Incremental Borrower on the Amendment No. 6 Effective Date (as defined below), which New Term Loan Commitments would constitute Incremental Term Commitments under the Credit Agreement (with the Loans thereunder constituting Incremental Term Loans under the Credit Agreement);

WHEREAS, substantially concurrently with the funding of the Incremental Term Loans on the Amendment No. 6 Effective Date, the Incremental Borrower intends to incur Term Loans (as defined in the Second Lien Credit Agreement) in an aggregate principal amount of $210,000,000 (the “Second Lien Term Loans”) pursuant to that certain Second Lien Credit Agreement dated as of the date hereof (the “Second Lien Credit Agreement”), by and among Holdco, the Existing Borrower and the Incremental Borrower, the lenders party thereto in their capacities as lenders thereunder and Credit Suisse AG, Cayman Islands Branch, as the administrative agent and collateral agent thereunder;

WHEREAS, it is understood that the Incremental Borrower will directly borrow and be indebted for all amounts owing under the Second Lien Term Loans and the Incremental Term Loans incurred on the Amendment No. 6 Effective Date for all relevant purposes;

WHEREAS, substantially concurrently with the funding of the Incremental Term Loans on the Amendment No. 6 Effective Date pursuant to the New Term Loan Commitments provided for herein and the funding of the Second Lien Term Loans pursuant to the Second Lien Credit Agreement, all or a portion of the proceeds of such Incremental Term Loans, together with all or a portion of the proceeds of such Second Lien Term Loans, will be used by the Incremental Borrower (i) to fund the 2017 Distribution (as defined in Section 1) within 30 days of the Amendment No. 6 Effective Date and (ii) to pay all or a portion of any premiums, fees, costs and expenses (including, without limitation, any prepayment premiums, original issue discount, upfront fees and legal fees) incurred or payable by or on behalf of Holdco, the Existing Borrower, the Incremental Borrower or any Restricted Subsidiary in connection therewith or in connection with the borrowing of such Loans or the negotiation, execution, delivery and performance of this Amendment, the Second Lien Credit Agreement and the transactions contemplated hereby and thereby (collectively, the “Amendment No. 6 Effective Date Transactions”);

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Existing Borrower, KC Sub and the Required Lenders desire to effect certain amendments to the Credit Agreement (the “Initial Amendments”);

WHEREAS, after giving effect to the Initial Amendments, each Incremental Lender party hereto is willing to make the New Term Loans in the amount set forth opposite such Lender’s name on Schedule 2.01(b) hereto and such New Term Loans shall be made (and funded) to the Incremental Borrower;

WHEREAS, each of the Existing Borrower and the Incremental Borrower intend and expect (i) that the Existing Borrower will repay the full amount of principal and interest on the Loans made (and funded) to the Existing Borrower and (ii) that the Incremental Borrower will repay the full amount of principal and interest on the Loans made (and funded) to the Incremental Borrower;

WHEREAS, after giving effect to the Initial Amendments and for purposes of effecting the New Term Loan Commitments, this Amendment shall constitute an Incremental Facility Amendment as set forth in Section 2.20(d) of the Credit Agreement; and

WHEREAS, each Person (a “New Incremental Term Lender”) that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A (a “Joinder”) as a New Incremental Term Lender will make Incremental Term Loans in the amount set forth on the signature page of such Person’s Joinder on the Amendment No. 6 Effective Date to the Incremental Borrower.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Initial Amendments. Effective as of the Amendment No. 6 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

““2017 Distribution” means a dividend or other distribution to Holdco in an aggregate amount not to exceed $301,000,000.”

““2017 Second Lien Credit Agreement” means the Second Lien Credit Agreement dated as of August 22, 2017, by and among Holdco, the Borrower, the lenders party thereto in their capacities as lenders thereunder, the Second Lien Administrative Agent (as defined therein) and the other agents party thereto.”

““2017 Second Lien Intercreditor Agreement” means that certain Intercreditor Agreement, substantially in the form of Exhibit K-3 hereto, dated as of the Closing Date, among Holdco, the Borrower, the Subsidiaries of the Borrower party thereto, the Collateral Agent and the Second Lien Administrative Agent (as defined therein).”

2

““Existing Borrower” means KUEHG Corp., a Delaware corporation (f/k/a as KC Mergersub, Inc.).”

““Incremental Borrower” means KC Sub.”

““KC Sub” means KC Sub, Inc., a Delaware corporation.”

(b) The definition of “Additional Term Notes” in Section 1.01 of the Credit Agreement is hereby amended by deleting “4.50:1.00” in clause (g)(w) and replacing it with “4.75:1.00”.

(c) The definition of “Borrower” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Borrower” means, collectively, except where the context requires otherwise, (a) the Existing Borrower and (b) from and after the Amendment No. 6 Effective Date, the Incremental Borrower. For the avoidance of doubt, the use of the term “Borrower” to include both the Existing Borrower and the Incremental Borrower is for the ease of reference hereunder and is not in any way intended to detract from the fact that separate loans are intended to be, and are being, made (and funded) hereunder to each of the Existing Borrower and the Incremental Borrower.”

(d) The definition of “Federal Funds Effective Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting “arranged by federal funds brokers”.

(e) The definition of “Holdco” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Holdco” means (a) at any time prior to the Amendment No. 6 Effective Date, KC Sub and (b) from and after the Amendment No. 6 Effective Date, KC Holdco, LLC, a Delaware limited liability company.”

(f) The definition of “Historical Financial Statements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Historical Financial Statements” means the (a) audited consolidated balance sheets and related statements of operations, member’s equity and cash flows of the Borrower for the fiscal years ended December 31, 2015 and 2016 and (b) unaudited consolidated balance sheets and related consolidated statements of operations and cash flows of the Borrower for the fiscal quarters ending March 31, 2017 and June 30, 2017.

(g) The definition of “Ratio Debt” in Section 1.01 of the Credit Agreement is hereby amended by deleting “4.50:1.00” in clause (A) and replacing it with “4.75:1.00”.

(h) The definition of “Required Percentage” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

““Required Percentage” means, with respect to any fiscal year of the Borrower, (a) 50%, if the First Lien Net Leverage Ratio at the end of such fiscal year is greater than or equal to 4.00:1.00, (b) 25%, if the First Lien Net Leverage Ratio

3

at the end of such fiscal year is less than 4.00:1.00 but greater than or equal to 3.50:1.00 and (c) 0%, if the First Lien Net Leverage Ratio at the end of such fiscal year is less than 3.50:1.00.”

(i) The definition of “Second Lien Credit Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Second Lien Credit Agreement” means, collectively, except where the context requires otherwise, (a) the Second Lien Credit Agreement dated as of August 13, 2015 by and among KC Sub, the Existing Borrower, the lenders party thereto in their capacities as lenders thereunder, the Second Lien Administrative Agent, as agent and the other agents party thereto and (b) from and after the Amendment No. 6 Effective Date, the 2017 Second Lien Credit Agreement, in each case, as the same may be amended, restated, modified, supplemented, extended, renewed, refunded, replaced or refinanced from time to time in one or more agreements (in each case with the same or new lenders, guarantors, institutional investors or agents), including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case as and to the extent not prohibited by this Agreement and the Second Lien Intercreditor Agreement.”

(j) The definition of “Second Lien Intercreditor Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Second Lien Intercreditor Agreement” means, collectively, except where the context requires otherwise, (a) that certain Intercreditor Agreement, substantially in the form of Exhibit K-2 hereto, dated as of the Closing Date, among KC Sub, the other Loan Parties party thereto, the Collateral Agent and the Second Lien Administrative Agent (as defined therein), and (b) the 2017 Second Lien Intercreditor Agreement, in each case, as amended, restated, supplemented or otherwise modified from time to time.”

(k) Clause (vii) of Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) the location and number of the Borrower’s account to which funds are to be disbursed which shall comply with the requirements of Section 2.06, and whether the funds shall be disbursed to the Existing Borrower or the Incremental Borrower.”

(l) Section 2.20(a) of the Credit Agreement is hereby amended as follows:

(1) by adding the phrase “(with the Loans and Commitments thereunder made (and funded) to the Existing Borrower or the Incremental Borrower in the sole discretion of the Existing Borrower and the Incremental Borrower)” immediately after the phrase “or a combination thereof” in the first sentence thereof;

(2) by deleting “4.50:1.00” in clause (ii)(A) of the first proviso to the first sentence thereof and replacing it with “4.75:1.00”; and

4

(3) by adding “; provided that, as of the Amendment No. 6 Effective Date and after giving effect to the borrowing of the Incremental Term Loans on such date, $0 of such Incremental Base amount has been drawn)” immediately after “(such amount the “Incremental Base Amount”).

(m) Section 5.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent which will furnish to the Lenders:

(1) within 90 days after the end of each fiscal year of KUEHG Corp., the audited consolidated balance sheet and audited consolidated statements of income, stockholders’ equity and cash flows as of the end of and for such year for KUEHG Corp. and its Subsidiaries (or, after an IPO, Public Company and its Subsidiaries), and related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP, independent public accountants of recognized national standing or other independent public accountants reasonably acceptable to the Administrative Agent, with an unmodified report by such independent public accountants without an emphasis of matter paragraph related to going concern as defined by Statement on Accounting Standards AU-C Section 570 “The Auditor’s Consideration of an Entity’s Ability to Continue as a Going Concern” (or any similar statement under any amended or successor rule as may be adopted by the Auditing Standards Board from time to time) (except to the extent such emphasis paragraph results solely from (i) any actual or potential inability to satisfy any financial maintenance covenant for any period or (ii) an upcoming maturity date of any series of Indebtedness within one year from the time such opinion is delivered) and, for avoidance of doubt, without modification as to the scope of such audit, to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of KUEHG Corp. and its Subsidiaries (or, after an IPO, Public Company and its Subsidiaries) on a consolidated basis in accordance in all material respects with GAAP (except as otherwise disclosed in such financial statements) and a Narrative Report for such period;

(2) within forty-five (45) days) after the end of each of the first three fiscal quarters of each fiscal year of KUEHG Corp., the unaudited consolidated balance sheet and unaudited consolidated statements of income and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year for KUEHG Corp. and its Subsidiaries (or, after an IPO, Public Company and its Subsidiaries), setting forth in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by its Financial Officer as presenting fairly in all material respects the financial condition and results of operations of KUEHG Corp. and its Subsidiaries (or, after an IPO, Public Company and its Subsidiaries) on a consolidated basis in accordance in all material respects with GAAP (except as otherwise disclosed in such financial statements), subject to normal year-end audit adjustments and the absence of footnotes, and a Narrative Report for such period;

5

(3) concurrently with the delivery of any financial statements under paragraphs (a) and (b) above, a Compliance Certificate (i) certifying as to whether a Default exists and, if a Default exists, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations of (A) during any fiscal quarter during which the covenant contained in Section 6.12 is in effect pursuant to the last sentence of Section 6.12, demonstrating compliance with such covenant and (B) in the case of financial statements delivered under paragraph (a) above, Excess Cash Flow for such fiscal year and (iii) stating whether any material change in GAAP or in the application thereof has occurred since the date of the then most recently delivered audited financial statements that would affect the compliance or non-compliance with any financial ratio or requirement in this Agreement and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(4) not later than ninety (90) days after the last day of each fiscal year of KUEHG Corp., a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of KUEHG Corp. for its internal use consistent in scope with the financial statements provided pursuant to Section 5.01(a) setting forth the principal assumptions upon which such budget is based (collectively, the “Projections”), it being understood and agreed that any financial or business projections furnished by any Loan Party (i)(A) are subject to significant uncertainties and contingencies, which may be beyond the control of the Loan Parties, (B) no assurance is given by the Loan Parties that the results or forecast in any such projections will be realized and (C) the actual results may differ from the forecast results set forth in such projections and such differences may be material and (ii) are not a guarantee of performance;

(5) promptly after the same become publicly available, copies of all material periodic and other reports, proxy statements and other materials filed by Holdco, the Borrower or any Restricted Subsidiary with the SEC or with any national securities exchange;

(6) simultaneously with the delivery of each set of consolidated financial statements referred to in Section 5.01(a) or (b) above, (A) (i) the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements and (ii) if different, the Borrower shall provide a reconciliation report describing any material differences between such financial statements and the corresponding financial information applicable to KC Sub and its Subsidiaries on a consolidated basis (a “Unrestricted Subsidiary Reconciliation Report”), and (B) the Borrower shall provide a reconciliation report describing any material differences between the financial statements referred to in Section 5.01(a) or (b) above and the corresponding financial information applicable to KC Sub and its Subsidiaries on a consolidated basis (a “KC Sub Reconciliation Report”); provided that for the avoidance of doubt, it is acknowledged that no Unrestricted Subsidiary Reconciliation Report and no KC Sub Reconciliation Report shall be required to be audited; and

(7) promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial condition of Holdco or

6

any Restricted Subsidiary as the Administrative Agent may reasonably request, including information requested on behalf of any Lender to comply with Section 9.14; provided that none of Holdco, the Borrower nor any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their representatives or contractors) is prohibited by law, fiduciary duty or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 5.01 may be satisfied with respect to financial information of KUEHG Corp. and its Subsidiaries by furnishing (A) the applicable consolidated financial statements of any direct or indirect parent of KUEHG Corp. that, directly or indirectly, holds all of the Equity Interests of KUEHG Corp., (B) KUEHG Corp.’s (or any direct or indirect parent thereof, as applicable) (or, after an IPO, Public Company’s) Form 10-K or 10-Q, as applicable, filed with the SEC or (C) following an election by KUEHG Corp. pursuant to the definition of “GAAP,” the applicable financial statements determined in accordance with IFRS; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of KC Sub, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent of KC Sub, on the one hand, and the information relating to KUEHG Corp. and its Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 5.01(a), such materials are accompanied by a report and opinion of Deloitte & Touche LLP, an independent registered public accounting firm of nationally recognized standing or other Person reasonably acceptable to the Administrative Agent, with an unmodified report by such independent public accountants without an emphasis of matter paragraph related to going concern as defined by Statement on Accounting Standards AU-C Section 570 “The Auditor’s Consideration of an Entity’s Ability to Continue as a Going Concern” (or any similar statement under any amended or successor rule as may be adopted by the Auditing Standards Board from time to time) (except to the extent such emphasis paragraph results solely from (i) any actual or potential inability to satisfy any financial maintenance covenant for any period or (ii) an upcoming maturity date of any series of Indebtedness within one year from the time such opinion is delivered) and, for avoidance of doubt, without modification as to the scope of such audit, to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of KUEHG Corp. and its Subsidiaries (or, after an IPO, Public Company and its Subsidiaries) on a consolidated basis in accordance in all material respects with GAAP (except as otherwise disclosed in such financial statements).

Any financial statement or other document, reports, proxy statements or other materials (to the extent any such financial statement or document, reports, proxy statements or other materials included in materials otherwise filed with the SEC) required to be delivered pursuant to this Section 5.01 may be satisfied with respect to such financial statements or other documents, reports, proxy statements or other materials by the filing of the KUEHG Corp.’s (or, after an

7

IPO, Public Company’s) Form 8-K, 10-K or 10-Q, as applicable, with the SEC. All financial statements and other documents, reports, proxy statements or other materials required to be delivered pursuant to this Section 5.01 or Section 5.02 may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) such financial statements and/or other documents are posted on the SEC’s website on the Internet at www.sec.gov, (ii) on which the Borrower posts such documents, or provide a link thereto, on the Borrower’s website or (iii) on which such documents are posted on the Borrower’s behalf on an Internet or Intranet website, if any, to which the Administrative Agent and each Lender has access (whether a commercial third-party website or a website sponsored by the Administrative Agent), provided that (A) the Borrower shall, at the request of the Administrative Agent, continue to deliver copies (which delivery may be by electronic transmission (including Adobe pdf copy)) of such documents to the Administrative Agent and (B) the Borrower shall notify (which notification may be by facsimile or electronic transmission (including Adobe pdf copy)) the Administrative Agent of the posting of any such documents on any website. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

The Borrower represents and warrants that it, its controlling Person and any Subsidiary, in each case, if any, either (i) has no registered or publicly traded securities outstanding, or (ii) files its financial statements with the SEC and/or makes its financial statements available to potential holders of its 144A securities, and, accordingly, the Borrower hereby (x) authorizes the Administrative Agent to make (I) the financial statements to be provided under Section 5.01(a) and (b) above, (II) with the Loan Documents and (III) notification of changes in the terms of the Loans, to the extent the Borrower has had a reasonable opportunity to review, available to Public Lenders and (y) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of its securities. The Borrower will not request that any other material be posted to Public Lenders without expressly representing and warranting to the Administrative Agent in writing that such materials do not constitute material non-public information within the meaning of the federal securities laws or that the Borrower has no outstanding publicly traded securities, including 144A securities. In no event shall the Administrative Agent post compliance or budgets to Public Lenders.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the Issuing Bank materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Holdco, the Borrower or its Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that are to be made available to Public Lenders; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Joint

8

Lead Arranger, the Issuing Bank and the Lenders to treat the Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall remain subject to the provisions of Section 9.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information” (it being understood that the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”). Notwithstanding the foregoing, to the extent the Borrower has had a reasonable opportunity to review, the following Borrower Materials shall be deemed to be marked “PUBLIC,” unless the Borrower notifies the Administrative Agent promptly that any such document contains material non-public information: (1) the Loan Documents, (2) notification of changes in the terms of the Loans, (3) the financial statements delivered under Section 5.01(a) and (b) above and (4) Compliance Certificates delivered under Section 5.01(c) above.

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE ADMINISTRATIVE AGENT DOES NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.”

(n) Section 6.01(a) of the Credit Agreement is hereby amended by deleting “$200,000,000” in clause (xxiii)(a) and replacing it with “$210,000,000”.

(o) Section 6.08(a) is hereby amended by amending and restating clause (xxii) to read as follows:

“(xxii) within thirty (30) days following the Amendment No. 6 Effective Date, the Incremental Borrower may make Restricted Payments to consummate the 2017 Distribution;”

9

(p) Section 9.04 is hereby amended by adding the following clause (i) thereto:

“(i) Notwithstanding anything to the contrary contained herein, if the Borrower has consented to an assignment or participation of a portion of the Loans or Commitments to a Person that is a Disqualified Lender, such Person shall continue to constitute a Disqualified Lender for purposes of this Section 9.04 notwithstanding such assignment or participation, as the case may be (for the avoidance of doubt, with any future assignments or participations to such Person requiring the prior written consent of the Borrower).”

(q) The form attached hereto as Exhibit A shall be appended to the Credit Agreement as Exhibit K-3.

Section 2. Further Amendments to the Credit Agreement. Effective as of the Amendment No. 6 Effective Date (and, for the avoidance of doubt, after giving effect to the Initial Amendments), the Credit Agreement is hereby amended as follows:

““Amendment No. 6” means Amendment No. 6 to the Credit Agreement dated as of the Amendment No. 6 Effective Date.”

““Amendment No. 6 Effective Date” means August 22, 2017, the date on which all conditions to effectiveness set forth in Section 5 of Amendment No. 6 are satisfied.”

““Amendment No. 6 Joinder” means each Joinder dated as of the Amendment No. 6 Effective Date, entered into on the Amendment No. 6 Effective Date among the Borrower, the Administrative Agent and each New Incremental Term Lender.”

(a) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(1) by deleting the word “and” immediately prior to the phrase “Amendment No. 5 Joinder”; and

(2) by adding the phrase “, Amendment No. 6 and Amendment No. 6 Joinder” immediately prior to the period therein.

(b) The definition of “Incremental Term Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

“The aggregate principal amount of the Incremental Term Commitments on the Amendment No. 6 Effective Date is $100,000,000.”

(c) The definitions of “Initial Revolving Loans”, “Initial Term Loans”, “Multicurrency Revolving Loan” and “U.S. Revolving Loan” in Section 1.01 of the Credit Agreement are hereby amended by deleting “Section 2.01(w)” in each definition and replacing it with “Section 2.01(v)”.

10

(d) Section 2.01 of the Credit Agreement is hereby amended by renumbering paragraphs (w), (x), (y) and (z) as paragraphs (v), (w), (x) and (y), respectively, and adding the following paragraph (z) to such Section:

“(z) (i) Subject to the terms and conditions hereof and of Amendment No. 6, each Incremental Term Lender severally agrees to make an Incremental Term Loan to the Borrower on the Amendment No. 6 Effective Date in the principal amount equal to its Incremental Term Commitment on the Amendment No. 6 Effective Date, it being understood that such Incremental Term Loans shall be made (and funded) to the Incremental Borrower.

(ii) The Incremental Term Loans shall have the same terms as the Term B-2 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 6, except as modified by Amendment No. 6; it being understood that the Incremental Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans prior to the Amendment No. 6 Effective Date.

(iii) The Incremental Term Commitment of each Incremental Term Lender shall be automatically terminated on the Amendment No. 6 Effective Date upon the borrowing of the Incremental Term Loans on such date.”

(e) Section 2.10(a) is hereby amended by deleting the table therein and replacing it with the following:

Date	Amount
September 30, 2017	2,473,889.16
December 31, 2017	2,473,889.16
March 31, 2018	2,473,889.16
June 30, 2018	2,473,889.16
September 30, 2018	2,473,889.16
December 31, 2018	2,473,889.16
March 31, 2019	2,473,889.16
June 30, 2019	2,473,889.16
September 30, 2019	2,473,889.16
December 31, 2019	2,473,889.16
March 31, 2020	2,473,889.16

11

Date	Amount
June 30, 2020	2,473,889.16
September 30, 2020	2,473,889.16
December 31, 2020	2,473,889.16
March 31, 2021	2,473,889.16
June 30, 2021	2,473,889.16
September 30, 2021	2,473,889.16
December 31, 2021	2,473,889.16
March 31, 2022	2,473,889.16
June 30, 2022	2,473,889.16

(f) Section 2.11(a) of the Credit Agreement is hereby amended by replacing the second sentence of such Section with the following:

“Each voluntary prepayment of any Loan pursuant to this Section 2.11(a) and mandatory prepayment pursuant to Section 2.11(e) shall be made without premium or penalty except that, in the event that on or prior to the date that is twelve (12) months after the Amendment No. 6 Effective Date, the Borrower makes any prepayment or repayment of Term B-2 Loans as a result of a Repricing Transaction or any amendment to this Agreement to effectuate a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, a prepayment premium in an amount equal to 1% of the amount of the Term B-2 Loans being so prepaid, repaid or refinanced or the aggregate amount of the applicable Term B-2 Loans outstanding immediately prior to such amendment and otherwise subject to the Repricing Transaction, as applicable.”

(g) Schedule 2.01(b) of the Credit Agreement is hereby amended by adding thereto the Incremental Term Commitments hereunder of the Incremental Term Lenders party hereto as set forth on Schedule 2.01(b) hereto.

Section 3. Applicable Margin. For purposes of the Incremental Term Loans incurred by the Borrower under the New Term Loan Commitments and subject to the final paragraph set forth in the definition thereof in the Credit Agreement, “Applicable Margin” means for Eurocurrency Rate Loans, 3.75% and (B) for ABR Loans, 2.75%.

Section 4. Representations and Warranties. The Existing Borrower represents and warrants to the Lenders as of the Amendment No. 6 Effective Date that:

(a) Immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article

12

III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 5, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 6 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(b) At the time of and after giving effect to this Amendment, no Event of Default has occurred and is continuing.

Section 5. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 6 Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) executed counterparts of this Amendment executed by a Responsible Officer of the Borrower and each of the Guarantors, the Required Lenders and the Required Revolving Lenders;

(2) executed counterpart of a Holdco Guaranty executed by a Responsible Officer of Holdco, substantially in the form of the Holdco Guaranty executed and delivered by Holdco on the Closing Date;

(3) executed counterpart of a Joinder to the Security Agreement executed by a Responsible Officer of Holdco;

(4) with respect to each of the Incremental Borrower and Holdco, (i) UCC-1 financing statements in a form appropriate for filing in its applicable state of organization, (ii) executed intellectual property security agreements as required pursuant to the Security Agreement and (iii) delivery of certificates for certificated Equity Interests of the Incremental Borrower and the Existing Borrower, together with appropriate instruments of transfer endorsed in blank;

(5) the results of a search of the UCC filings with respect to each Loan Party; and

(6) a Note executed by a Responsible Officer of the Borrower in favor of each Incremental Term Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 6 Effective Date, if any;

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of Goodwin Procter LLP, New York counsel for the Loan Parties (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 6 Effective Date);

13

(2) (i) a copy of each Organizational Document of the Borrower and the Guarantors certified as of a recent date by an appropriate governmental official or a Responsible Officer of the applicable Loan Party (or a certificate signed by a Responsible Officer of the applicable Loan Party certifying that the Organizational Documents of such Loan Party have not been amended or otherwise modified since the Amendment No. 5 Effective Date); (ii) signature and incumbency certificates of the Responsible Officers of each Person that is a Loan Party on the Amendment No. 6 Effective Date executing a Loan Document on the Amendment No. 6 Effective Date; (iii) resolutions of the board of directors or similar governing body of each Person that is a Loan Party on the Amendment No. 6 Effective Date approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents by such Loan Party, certified as of the Amendment No. 6 Effective Date by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) for each Person that is a Loan Party on the Amendment No. 6 Effective Date from the applicable Governmental Authority in such Person’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 6 Effective Date; and

(3) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (d) and (e) of this Section 5 and that the Incremental Term Loans meet the requirements and conditions set forth in Section 2.20 of the Credit Agreement;

(c) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior the Amendment No. 6 Effective Date, including, without limitation, (i) the fees set forth in (x) that certain Engagement Letter dated August 2, 2017, among the Existing Borrower, Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch, and Barclays Bank PLC and (y) that certain Administrative Agent Fee Letter dated August 2, 2017, among the Existing Borrower and Credit Suisse Securities (USA) LLC, (ii) a closing fee, which may be structured as original issue discount, in an amount equal to 0.50% of the stated principal amount of each New Incremental Term Lender’s New Incremental Term Loan funded on the Amendment No. 6 Effective Date, payable to each such New Incremental Term Lender and (iii) a consent fee payable to each Lender who has delivered an executed counterpart to this Amendment, in an amount equal to 0.25% of, without duplication, the aggregate principal amount of such Lender’s outstanding Loans and/or unfunded Commitments under the Credit Agreement immediately prior to the Amendment No. 6 Effective Date, and, to the extent invoiced at least one (1) Business Day prior to the Amendment No. 6 Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment; provided that any such fees, other amounts or expenses may be offset against the proceeds of the Incremental Term Loans borrowed on the Amendment No. 6 Effective Date;

(d) No Event of Default shall exist, or would result from the Amendment and related Credit Event or from the application of the proceeds therefrom;

(e) The representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement and Section 4 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof (or true and correct in all material respects as of a specified date, if earlier),

14

except that for purposes of this Section 5, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 6 Effective Date pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement;

(f) To the extent requested by a New Incremental Term Lender in writing not less than three (3) Business Days prior to the Amendment No. 6 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(g) The Administrative Agent shall have received a Borrowing Request not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Event; and

(h) The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each New Incremental Term Lender.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 6 Effective Date and such notice shall be conclusive and binding.

Section 6. Post-Closing Items. Within five (5) Business Days of the date hereof, the Loan Parties shall deliver to the Administrative Agent the stock certificate representing the certificated Equity Interests of the Incremental Borrower, together with appropriate instruments of transfer endorsed in blank.

Section 7. Expenses. Other than as set forth herein, the Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent as and when required by Section 9.03 of the Credit Agreement.

Section 8. Reaffirmation.

(a) Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 6 Effective Date, be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b) Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect.

(c) The Existing Borrower and each Guarantor hereby irrevocably and unconditionally ratifies and reaffirms and the Existing Borrower’s and such Guarantor’s grant of security interest and pledge under the Security Agreement and each Loan Document and confirms that the liens, security interests and pledges granted thereunder continue in full force and effect to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to the Credit Agreement, as amended by this Amendment.

Section 9. Joinder; Nature of Relationship and Appointment of the Borrower Representative.

15

(a) The Incremental Borrower hereby acknowledges and agrees that it is a “Loan Party” (in the capacity of a Borrower) and a “Borrower” under the Credit Agreement effective upon the Amendment No. 6 Effective Date. All references in the Credit Agreement and the other Loan Documents to the term “Loan Party,” “Loan Parties,” or “Borrower” shall be deemed to include the Incremental Borrower. Without limiting the generality of the foregoing, the Incremental Borrower hereby (i) repeats and reaffirms all covenants, agreements, representations and warranties contained in the Credit Agreement attributable to a Loan Party and applicable to the Incremental Borrower and (ii) agrees to be bound by all of the terms and provisions of the Credit Agreement as a Loan Party and a Borrower thereunder.

(b) All Obligations of the Existing Borrower and the Incremental Borrower under the Credit Agreement and the other Loan Documents shall be joint and several Obligations of each Borrower, including following the joinder of any additional party as a “Borrower” hereunder. Anything contained in the Credit Agreement and the other Loan Documents to the contrary notwithstanding, the Obligations of the Existing Borrower and the Incremental Borrower thereunder, solely to the extent that the Existing Borrower or the Incremental Borrower, as the case may be, did not receive proceeds of Term Loans from any borrowing thereunder, shall be limited to a maximum aggregate amount equal to the largest amount that would not render its Obligations thereunder subject to avoidance as a fraudulent transfer or conveyance under §548 of the Bankruptcy Code, 11 U.S.C. §548, or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of the Existing Borrower or the Incremental Borrower, as the case may be, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Existing Borrower or the Incremental Borrower, as the case may be, in respect of intercompany Indebtedness to any other Loan Party or Affiliates of any other Loan Party to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Loan Party thereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Borrower pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among the Existing Borrower or the Incremental Borrower, as the case may be, and other Affiliates of any Loan Party of Obligations arising under guarantees by such parties.

(c) Until the Obligations shall have been paid in full in cash, the Existing Borrower and the Incremental Borrower shall withhold exercise of any right of subrogation, contribution or any other right to enforce any remedy which it now has or may hereafter have against the Incremental Borrower or the Existing Borrower, respectively, or any other Guarantor of the Obligations. Each of the Existing Borrower and the Incremental Borrower further agrees that, to the extent the waiver of its rights of subrogation, contribution and remedies as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights the Existing Borrower and the Incremental Borrower may have against the Incremental Borrower or the Existing Borrower, respectively, any collateral or security or any such other Guarantor, shall be junior and subordinate to any rights Collateral Agent may have against the Incremental Borrower and the Existing Borrower, any such collateral or security, and any such other Guarantor. The Existing Borrower and the Incremental Borrower together desire to allocate among themselves, in a fair and equitable manner, their Obligations arising under the Credit Agreement and the other Loan Documents. Accordingly, in the event any payment or distribution is made on any date by any Borrower

16

under the Credit Agreement and the other Loan Documents (a “Funding Borrower”) that exceeds its Obligation Fair Share (as defined below) as of such date, that Funding Borrower shall be entitled to a contribution from the other Borrower in the amount of such other Borrower’s Obligation Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Borrower’s Obligation Aggregate Payments (as defined below) to equal its Obligation Fair Share as of such date. “Obligation Fair Share” means, with respect to a Borrower as of any date of determination, an amount equal to (i) the ratio of (x) the Obligation Fair Share Contribution Amount (as defined below) with respect to such Borrower to (y) the aggregate of the Obligation Fair Share Contribution Amounts with respect to all Borrowers, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Borrowers under the Credit Agreement and the other Loan Documents in respect of the Obligations guaranteed. “Obligation Fair Share Shortfall” means, with respect to a Borrower as of any date of determination, the excess, if any, of the Obligation Fair Share of such Borrower over the Obligation Aggregate Payments of such Borrower. “Obligation Fair Share Contribution Amount” means, with respect to a Borrower as of any date of determination, the maximum aggregate amount of the Obligations of such Borrower under the Credit Agreement and the other Loan Documents that would not render its Obligations thereunder subject to avoidance as a fraudulent transfer or conveyance under §548 of the Bankruptcy Code, 11 U.S.C. §548, or any comparable applicable provisions of state law; provided that, solely for purposes of calculating the Obligation Fair Share Contribution Amount with respect to any Borrower for purposes of this Section 9(c), any assets or liabilities of such Loan Party arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or Obligations of contribution hereunder or under the Credit Agreement shall not be considered as assets or liabilities of such Borrower. “Obligation Aggregate Payments” means, with respect to a Borrower as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Borrower in respect of the Credit Agreement and the other Loan Documents (including in respect of this Section 9(c)) minus (ii) the aggregate amount of all payments received on or before such date by such Borrower from the other Borrower as contributions under this Section 9(c). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Borrower. The allocation among the Existing Borrower and the Incremental Borrower of their Obligations as set forth in this Section 9(c) shall not be construed in any way to limit the liability of either Borrower under any Loan Document.

(d) Each of the Existing Borrower and the Incremental Borrower hereby waives, for the benefit of beneficiaries: (a) any right to require any Secured Party, as a condition of payment or performance by the Existing Borrower or the Incremental Borrower, to (i) proceed against the Incremental Borrower or the Existing Borrower, respectively, any Guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from the Incremental Borrower or the Existing Borrower, respectively, any Guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Secured Party in favor of the Incremental Borrower or the Existing Borrower, respectively, or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Incremental Borrower or the Existing Borrower, respectively or any Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Incremental Borrower or the Existing Borrower, respectively, or any Guarantor from any cause other than payment in full of the Obligations; (c) any defense based upon any statute or

17

rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (e)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of its obligations under the Credit Agreement, (ii) the benefit of any statute of limitations affecting its liability under the Credit Agreement or the enforcement thereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, and notices of any extension of credit; and (g) any defenses or benefits that may be derived from or afforded by law which limit the ability of or exonerate Guarantors or sureties, or which may conflict with the terms hereof.

(e) In order to efficiently fund and operate their respective businesses and minimize the number of borrowings which they will make under the Credit Agreement and thereby reduce the administrative costs and record keeping required in connection therewith, including the necessity to enter into and maintain separately identified and monitored borrowing facilities, the Incremental Borrower hereby designates the Existing Borrower as its representative and agent on its behalf for the purposes of giving and receiving all notices and consents under the Credit Agreement or any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Loan Documents (in such capacity, the “Borrower Representative”). The Existing Borrower as the Borrower Representative hereby accepts such appointment. Notwithstanding anything to the contrary contained in this Amendment, no Borrower other than the Borrower Representative shall be entitled to take any of the foregoing actions.

(f) Each of the Existing Borrower and the Incremental Borrower hereby acknowledges that it will be receiving substantial direct and indirect benefit from each Term Loan made pursuant to this Amendment since the successful operation of each of the Existing Borrower and the Incremental Borrower will be facilitated by the efficiencies achieved by the integrated financial management contemplated hereunder. The administration by the Administrative Agent and Lenders of the Term Loans under this Amendment as a co-borrowing facility or co-borrowing facilities in the manner set forth herein is solely as an accommodation to the Existing Borrower and the Incremental Borrower and at their request, and none of the Arrangers, the Administrative Agent or the Lenders shall incur any liability to either of the Existing Borrower or the Incremental Borrower as a result thereof.

(g) For any and all purposes related to giving and receiving notices and communications between the Existing Borrower and/or the Incremental Borrower and the Administrative Agent or any Lender under any Loan Document, including, without limitation, under Section 9.01 of the Credit Agreement, each of the Existing Borrower and the Incremental Borrower hereby irrevocably appoints the Borrower Representative (and each Authorized Officer thereof) as its agent to whom the Administrative Agent and each Lender may give and from whom the Administrative Agent and each Lender may receive all such notices and communications, and the Administrative Agent and each Lender is entitled to rely upon (and treat as being properly authorized by the Borrowers) any verbal or written notices or communications purportedly received from (or that the Administrative Agent or such Lender

18

believes in good faith to be received from) such Authorized Officer. The Administrative Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from the Borrower Representative as a notice or communication from all Borrowers. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower. Without limiting the generality of the foregoing in any manner, all representations and warranties of the Existing Borrower and the Incremental Borrower contained herein are made jointly and severally. For purposes of the agreements, representations, warranties and covenants contained in this Amendment and in the other Loan Documents, the knowledge of the Existing Borrower or the Incremental Borrower shall be imputed to the other and any consent by the Existing Borrower or the Incremental Borrower (including the Borrower Representative) shall constitute the consent of and shall bind both the Existing Borrower and the Incremental Borrower.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 11. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 13. Effect of Amendment.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are

19

a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdco and the Borrower under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents and nothing herein can or may be construed as a novation thereof.

[Signature Pages Follow]

20

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KUEHG CORP., as the Existing Borrower

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KC SUB, INC., as the Incremental Borrower

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KC HOLDCO, LLC, as Holdco

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KINDERCARE EDUCATION HOLDINGS LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KNOWLEDGE SCHOOLS LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

[Signature Page to Amendment No. 6]

KINDERCARE EDUCATION LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KINDERCARE EDUCATION AT WORK LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KCE CHAMPIONS LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KU EDUCATION LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

KINDERCARE LEARNING CENTERS LLC

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief
Financial Officer

[Signature Page to Amendment No. 6]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Signature Page to Amendment No. 6]

1828 CLO Ltd., as Lender By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

5180-2 CLO LP, as Lender By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2015-3, Ltd., as Lender By: Voya Alternative Asset Management LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

AGF Floating Rate Income Fund, as Lender By: Eaton Vance Management as Portfolio Manager

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

AIB Debt Management Limited, as Lender

By:	/s/ Joseph Augustini
	Name:	Joseph Augustini
	Title:	Senior Vice President

By:	/s/ Fiona Travers
	Name:	Fiona Travers
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

ANFIELD FUNDING ULC, as Lender

By:		/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ascension Alpha Fund, LLC, as Lender By: Amundi Pioneer Institutional Asset Management, Inc.

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ascension Health Master Pension Trust, as Lender By: Amundi Pioneer Institutional Asset Management, Inc.

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Associated Electric & Gas Insurance Services Limited, as Lender By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Axis Specialty Limited, as Lender By: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio, FlAM LLC as Investment Manager

By:	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

FlAM Leveraged Loan, LP By: FlAM LLC as Investment Manager, as Lender

By:	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Qualifying Investor Funds Plc By: FlAM LLC as Sub Advisor, as Lender

By:	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Master Trust Bank Of Japan Ltd. Re: Fidelity Us High Yield By: Fidelity Management & Research Company as Investment Manager, as Lender

By:	/s/ Stacle M. Smith
	Name:	Stacle M. Smith
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Funds SICAV I Fidelity Funds – US High Yield By: Fidelity Management & Research Company, as sub-advisor, as Lender

By:	/s/ Stacle M. Smith
	Name:	Stacle M. Smith
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Variable Insurance Products Fund V: Strategic Income Portfolio, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Floating Rate High Income Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Canadian Balanced Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Balanced Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Canadian Asset Allocation Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Asset Allocation Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity American High Yield Fund for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Puritan Trust: Fidelity Puritan Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Summer Street Trust: Fidelity Capital & Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ballyrock CLO 2013 LTD By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ballyrock CLO 2014 LTD By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ballyrock CLO 2016 LTD By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Income Fund: Fidelity Total Bond Fund, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity School Street Trust: Fidelity Strategic Income Fund, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Floating Rate High Income Investment Trust for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Fidelity Summer Street Trust: Fidelity Global High Income Fund, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee,

as Lender

By:	/s/ Dana Rancourt
Name: Dana Rancourt
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Baloise Senior Secured Loan Fund III, as Lender

By: Octagon Credit Investors, LLC as Sub Investment Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Bandera Strategic Credit Partners II, L.P., as Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Bank of Montreal, as Lender

By	/s/ Gregory F. Tomczyk
Name: Gregory F. Tomczyk
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BARCLAYS BANK PLC, as Lender

By:	/s/ Keith Baldrey
	Name:	Keith Baldrey
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BayernInvest Alternative Loan-Fonds, as Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BayernInvest Alternative Loan-Fonds - ING II, as Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BEAN CREEK CLO, LTD., as Lender

By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

[By:
Name:
Title: ][1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CLEAR CREEK CLO, LTD., as Lender

By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

[By:
Name:
Title: ][1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

SILVER CREEK CLO, LTD., as Lender

By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

[By:
Name:
Title: ][1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

MILL CREEK CLO II, LTD., as Lender

By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

[By:
Name:
Title: ][1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Birchwood Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Blackstone / GSO Long-Short Credit Income Fund, as Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Blackstone / GSO Senior Floating Rate Term Fund, as Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BLACKSTONE/GSO STRATEGIC CREDIT FUND, as Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Blue Cross and Blue Shield of Florida, Inc., as Lender

BY: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Bowman Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio, as Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Bristol Park CLO, Ltd, as Lender

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Burnham Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

California Public Employees’ Retirement System, as Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Catskill Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Cedars-Sinai Medical Center, as Lender

By: Oaktree Capital Management, L.P. its: Investment Manager

By:		/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:		/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Centennial Bank, as Lender

By:		/s/ Mark Bernstein
	Name:	Mark Bernstein
	Title:	Senior Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Chevron Master Pension Trust, as Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CIFC Funding 2017-I, Ltd, as Lender

By: CIFC Asset Management LLC, its Collateral Manager
By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CIFC Funding 2017-II, Ltd., as Lender

By: CIFC CLO Management LLC, its Collateral Manager
By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CIFC Loan Opportunity Fund II, Ltd., as Lender

By: CIFC Asset Management LLC, its Collateral Manager
By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Citi Loan Funding GCPH TRS LLC,, as Lender

By: Citibank, N.A.,
By:	/s/ Cynthia Gonzalvo
Name:	Cynthia Gonzalvo
Title:	Associate Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Citi Loan Funding OCP 2017-14 LLC, as Lender

By: CITIBANK, N.A.,
By:	/s/ Cynthia Gonzalvo
Name:	Cynthia Gonzalvo
Title:	Associate Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

City of New York Group Trust, as Lender

BY: Voya Investment Management Co. LLC as its investment manager
By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

City of New York Group Trust, as Lender

BY: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Cole Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund, as Lender BY: Eaton Vance Management as Investment Sub-Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ MIKHAIL FAYBUSOVICH
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Tino Schaufelberger
	Name:	Tino Schaufelberger
	Title:	Authorized Sigoatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Credit Suisse Loan Funding LLC, as Lender
By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Crestline Denali CLO XIV, LTD., as Lender

By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.
By:	/s/ John Thacker
Name:	John Thacker
Title:	Chief Credit Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Crestline Denali CLO XV, Ltd., as Lender

By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XV, Ltd.
By:	/s/ John Thacker
Name:	John Thacker
Title:	Chief Credit Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CSAA Insurance Exchange, as Lender

By: Oaktree Capital Management, L.P.
Its: Investment Manager
By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Cumberland Park CLO Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

DaVinci Reinsurance Ltd., as Lender

By: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

DaVinci Reinsurance Ltd., as Lender

BY: Guggenheim Partners Investment Management, LLC as Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

DENALI CAPITAL CLO XI, LTD., as Lender

BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.
By:	/s/ John Thacker
Name:	John Thacker
Title:	Chief Credit Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Denali Capital CLO XII, Ltd., as Lender

BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.
By:	/s/ John Thacker
Name:	John Thacker
Title:	Chief Credit Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

By:	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

DEUTSCHE BANK (CAYMAN) LIMITED
(solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as the Trustee
By: Deutsche Bank AG New York Branch, as Lender
By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

By:	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Dorchester Park CLO Designated Activity Company, as Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

EAF comPlan II - Private Debt, as Lender

By: Guggenheim Partners Investment Management, LLC as Asset Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance CLO 2013-1 LTD., as Lender

BY: Eaton Vance Management Portfolio Manager
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance CLO 2014-1, Ltd., as Lender

BY: Eaton Vance Management
Portfolio Manager
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance CLO 2015-1 Ltd., as Lender

By: Eaton Vance Management
Portfolio Manager
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Floating Rate Portfolio, as Lender

BY: Boston Management and Research as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Floating-Rate Income Plus Fund, as Lender

BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Institutional Senior Loan Fund, as Lender

BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Institutional Senior Loan Plus Fund, as Lender

By: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as Lender
BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Limited Duration Income Fund, as Lender

BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Loan Holding Limited, as Lender

BY: Eaton Vance Management as Investment Manager
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Floating-Rate Income Trust, as Lender

BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Short Duration Diversified Income Fund, as Lender
BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Senior Floating-Rate Trust, as Lender

BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance Senior Income Trust, as Lender

BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Eaton Vance VT Floating-Rate Income Fund, as Lender

BY: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Emerson Park CLO Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Endurance Investment Holdings Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC as Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Finn Square CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

First American Title Insurance Company, as Lender

By: Guggenheim Partners Investment Management, LLC, as Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Florida Power & Light Company, as Lender

By: Eaton Vance Management as Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Gallatin CLO IV 2012-1, Ltd., as Lender

By: DCM Senior Credit, LLC as its Portfolio Manager
By:	/s/ Jeff Byrne
Name:	Jeff Byrne
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Gallatin CLO V 2013-1, Ltd., as Lender

By: DCM Senior Credit, LLC as its Portfolio Manager
By:	/s/ Jeff Byrne
Name:	Jeff Byrne
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

GGH US BL Ametrine Sub-Trust A Sub-Trust Of Guggenheim Amethyst Trust, as Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager
By:	/s/ Trinh, Kaitlin
Name:	Trinh, Kaitlin
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

GOLDMAN SACHS BANK USA, as Lender
By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Golub Capital Partners CLO 19(B), Ltd., as Lender
By:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Golub Capital Partners CLO 23(B), Ltd., as Lender
By:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Golub Capital Partners CLO 26(B), Ltd., as Lender
By:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Golub Capital Partners CLO 22(B), Ltd., as Lender
By:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Grippen Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim Defensive Loan Fund, as Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager
By:	/s/ Trinh, Kaitlin
Name:	Trinh, Kaitlin
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund, as Lender
By: Guggenheim Partners Investment Management, LLC
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim Loan Master Fund, Ltd, as Lender

By: Guggenheim Partners Investment Management, LLC as Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim Funds Trust - Guggenheim Macro
Opportunities Fund, as Lender
By: Guggenheim Partners Investment Management, LLC
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV, as Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim Strategic Opportunities Fund, as Lender

BY: Guggenheim Partners Investment Management, LLC
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim U.S. Loan Fund, as Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim U.S. Loan Fund II, as Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Guggenheim U.S. Loan Fund III, as Lender

By: Gugguggenheim Partners Investment Management, LLC as Investment Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Halcyon Loan Advisors Funding 2013-2 LTD., as Lender
By:	/s/ David Martino
Name:	David Martino
Title:	Controller

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Halcyon Loan Advisors Funding 2014-1, Ltd., as Lender

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager
By:	/s/ David Martino
Name:	David Martino
Title:	Controller

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Halcyon Loan Advisors Funding 2014-2 Ltd., as Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager
By:	/s/ David Martino
Name:	David Martino
Title:	Controller

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Halcyon Loan Advisors Funding 2014-3 Ltd, as Lender

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager
By:	/s/ David Martino
Name:	David Martino
Title:	Controller

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Halcyon Loan Advisors Funding 2017-1 Ltd, as Lender

By: Halcyon Loan Advisors A LLC as Collateral Manager
By:	/s/ David Martino
Name:	David Martino
Title:	Controller

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Hempstead II CLO Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC as Warehouse Collateral Manager
By:	/s/ Trinh, Kaitlin
Name:	Trinh, Kaitlin
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

IAM National Pension Fund, as Lender

By: Guggenheim Partners Investment Management, LLC as Adviser
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

IDEO, as Lender

By:	/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Indaco SICAV-SIF Senior Secured Corporate Loan Fund, as Lender
By: CIFC Asset Management LLC, its Sub-Investment Manager
By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Indiana Public Retirement System, as Lender

By: Oaktree Capital Management, L.P. its: Investment Manager
By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Indiana University Health, Inc., as Lender

By: Guggenheim Partners Investment Management, LLC, as Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

ISL Loan Trust II, as Lender

BY: Voya Investment Management Co. LLC, as its investment advisor
By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Jay Park CLO Ltd., as Lender

By: Virtus Partners LLC as Collateral Administrator
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

JFIN CLO 2013 LTD., as Lender

By: Apex Credit Partners LLC, as Portfolio Manager
By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

JFIN CLO 2017 LTD., as Lender

By: Apex Credit Partners LLC, as Portfolio Manager
By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

JFIN Fund V 2017 LLC, as Lender

By: Apex Credit Partners LLC, as Portfolio Manager
By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Kitty Hawk CLO 2015-1 LLC, as Lender

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Long Point Park CLO Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Lord Abbett Bank Loan Trust, as Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund, as Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Marine Park CLO Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Mariner CLD 2016-3, Ltd., as Lender
By:	/s/ Bradley E Willson
Name: Bradley E Willson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Mariner CLD 2015-1, LLC, as Lender
By:	/s/ Bradley E Willson
Name: Bradley E Willson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

ELM CLD 2014-1, Ltd., as Lender
By:	/s/ Bradley E Willson
Name: Bradley E Willson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

HMS-DRIX Holdings I LLC, as Lender
By:	/s/ Bradley E Willson
Name: Bradley E Willson
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Medtronic Holding Switzerland GMBH, as Lender

By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Mercer Field II CLO Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Mercer QIF Fund plc (in respect of Mercer Multi-Asset Credit Fund)

, as Lender

By:	/s/ Sarah Higgins
Name: Sarah Higgins
Title: Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Missouri Education Pension Trust, as Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:		/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:		/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Multi Sector Value Bond Fund, as Lender
By:	Amundi Pioneer Institutional Asset Management, Inc.

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

National Electrical Benefit Fund, as Lender
By:	Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

NEW MEXICO STATE INVESTMENT COUNCIL, as Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

NN (L) Flex - Senior Loans, as Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

NN (L) Flex - Senior Loans Select, as Lender Voya Investment Management Co. LLC, as its investment manager

By:		/s/ Jim Essert
	Name:	Jim Essert
	Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

NZCG Funding Ltd, as Lender BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Oaktree CLO 2014-2 Ltd., as Lender
By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:		/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:		/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OAKTREE CLO 2015-1 LTD., as Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:		/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:		/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oaktree EIF I Series A, LTD, as Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:		/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:		/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oaktree EIF I Series A1, LTD, as Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OAKTREE EIF II SERIES B1, LTD., as Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OAKTREE EIF II SERIES B2, LTD., as Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oaktree EIF III Series 1, Ltd., as Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oaktree EIF III Series II, Ltd., as Lender

By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oaktree Enhanced Income Funding Series IV, Ltd., as Lender

BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oaktree Senior Loan Fund, L.P., as Lender

By: Oaktree Senior Loan GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Authorized Signatory

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ocean Trails CLO IV, as Lender

By: Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Todd Solomon
Name:	Todd Solomon
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ocean Trails CLO V, as Lender

By: Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Todd Solomon
Name:	Todd Solomon
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ocean Trails CLO VI, as Lender

By: Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Todd Solomon
Name:	Todd Solomon
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2012-2, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2013-4, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2014-5, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2014-6, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2014-7, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2015-10, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2015-8, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2015-9, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2016-11, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2016-12, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

OCP CLO 2017-13, Ltd., as Lender

By: Onex Credit Partners, LLC,
as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners 28, Ltd., as Lender

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners 25, Ltd., as Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners 26, Ltd., as Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners 27, Ltd., as Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners 29, Ltd., as Lender

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners 30, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XIV, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XV, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XVI, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XVII, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Collateral Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XVIII, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XX, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XXI, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Investment Partners XXIII, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon
Joint Credit Trust Series I (and not in its individual
capacity), as Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Loan Funding, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Paul Credit Fund Series I, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Octagon Senior Secured Credit Master Fund Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Investment Manager

By:		/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Onex Senior Credit II, LP, as Lender

By: Onex Credit Partners, LLC, its investment manager

By:		/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oppenheimer Senior Floating Rate Fund, as Lender

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Janet Harrison
		Name:	Janet Harrison
		Title:	Associate

[By:
Name:
		Title:	] [1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oppenheimer Senior Floating Rate Plus Fund, as Lender

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Janet Harrison
		Name:	Janet Harrison
		Title:	Associate

[By:
Name:
		Title:	] [1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oppenheimer Fundamental Alternatives Fund, as Lender

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Janet Harrison
		Name:	Janet Harrison
		Title:	Associate

[By:
Name:
		Title:	] [1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Oppenheimer Master Loan Fund, LLC, as Lender

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Janet Harrison
		Name:	Janet Harrison
		Title:	Associate

[By:
Name:
		Title:	] [1]

[1]	Delete second signature block if second signatory not required

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pacific Select Fund Floating Rate Loan Portfolio, as Lender

BY: Eaton Vance Management as Investment Sub-Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

PensionDanmark Pensionsforsikringsaktieselskab, as Lender

By: Guggenheim Partners Investment Management, LLC as
Investment Manager

By:		/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

PIKEVIEW FUNDING ULC, as Lender

By:		/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pinnacle Park CLO, Ltd, as Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Bond Fund, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Bond VCT Portfolio, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:		/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Diversified High Income Trust, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Floating Rate Fund, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Floating Rate Trust, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Global Multisector Income Fund, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Institutional Multi-Sector Fixed Income Portfolio, as Lender

By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Investments Diversified Loans Fund, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Multi-Asset Income Fund, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Multi-Sector Fixed Income Trust, as Lender

By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Strategic Income Fund, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Pioneer Strategic Income VCT Portfolio, as Lender

By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Quaestio Capital Fund (in respect of CMAP – QCF – Credit Multi Asset Pool) , as Lender

By:	/s/ Sarah Higgins

Name:	Sarah Higgins
Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CQS Credit Multi Asset Fund, a sub-fund of CQS Global Funds (Ireland) plc , as Lender

By:	/s/ Sarah Higgins

Name:	Sarah Higgins
Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Renaissance Investment Holdings Ltd, as Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Renaissance Investment Holdings Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Royal Bank of Canada, as Lender

By:	/s/ Suzanne Kaicher

Name:	Suzanne Kaicher
Title:	Attorney-in-Fact’ Royal Bank of Canada

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Salem Fields CLO, Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Saranac CLO I Limited, as Lender

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name:	Andrew Heller
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Saranac CLO II Limited, as Lender

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name:	Andrew Heller
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Saranac CLO III Limited, as Lender

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Andrew Heller
Name:	Andrew Heller
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

SC PRO Loan VII Limited, as Lender

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Schlumberger Group Trust, as Lender

By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Seneca Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Senior Debt Portfolio, as Lender

BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Seven Sticks CLO Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Sonoma County Employees’ Retirement Association, as Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

South Carolina Retirement Systems Group Trust, as Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Star Insurance Company, as Lender

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Stewart Park CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Stichting Pensioenfonds Medische Specialisten, as Lender

By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Swiss Capital Alternative Strategies Funds SPC re: SC
Alternative Strategy 10 SP, as Lender

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Swiss capital Pro Loan III Plc, as Lender

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Swiss Capital PRO Loan V PLC, as Lender

By: Guggenheim Partners Investment Management, LLC as
Investment Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Swiss Capital PRO Loan VIII PLC, as Lender

By: Guggenheim Partners Investment Management, LLC as
Investment Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Teachers Insurance and Annuity Association of America, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Thacher Park CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Thayer Park CLO Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

The Doctors Company - an Interinsurance Exchange, as Lender

By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Teachers Advisors, Inc., on behalf of TIAA CLO I, Ltd, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

TIAA CLO II LTD, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

TIAA Global Public Investments, LLC - Series Loan, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Fund, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Plus Fund, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Teachers Advisors, Inc., on behalf of TIAA-CREF High-Yield Fund, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Teachers Advisors, Inc., on behalf of TIAA-CREF Life Funds – Bond Fund, as Lender

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Treman Park CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Trinitas CLO I, Ltd., as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph Capital
Advisors, LLC As Asset Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Trinitas CLO II, Ltd., as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Trinitas CLO III, Ltd., as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Trinitas CLO IV, Ltd., as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Trinitas CLO V, Ltd., as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Trinitas CLO VI, Ltd., as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Tryon Park CLO Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

VENTURE XII CLO, Limited, as Lender

BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

VENTURE XIV CLO, Limited, as Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

VENTURE XIX CLO, Limited, as Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

VENTURE XV CLO, Limited, as Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

VENTURE XVI CLO, Limited, as Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XVII CLO Limited, as Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XVIII CLO, Limited, as Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

VENTURE XX CLO, Limited, as Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXI CLO, Limited, as Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXII CLO, Limited, as Lender

By: its investment advisor
MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXIII CLO, Limited, as Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXIV CLO, Limited, as Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXV CLO Limited, as Lender

By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXVI CLO, Limited, as Lender

By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXVII CLO, Limited, as Lender

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Venture XXVIII CLO, Limited, as Lender

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2012-2, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2012-3, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2012-4, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2013-1, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2013-2, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2013-3, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2014-1, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2014-2, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2014-3, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2014-4, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2015-1, Ltd., as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2015-2, Ltd., as Lender

By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2016-1, Ltd., as Lender

By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2016-2, Ltd., as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2016-3, Ltd., as Lender

By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2016-4, Ltd., as Lender

By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2017-1, Ltd., as Lender

By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya CLO 2017-2, Ltd., as Lender

By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya Credit Opportunities Master Fund, as Lender

By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya Floating Rate Fund, as Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

ISL Loan Trust, as Lender

BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund, as Lender

BY: Voya Investment Trust Co. as its trustee

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund, as Lender

BY: Voya Investment Trust Co. as its trustee

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya Prime Rate Trust, as Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya Senior Income Fund, as Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Voya Strategic Income Opportunities Fund, as Lender

By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jim Essert
Name:	Jim Essert
Title:	Senior Vice President

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Webster Park CLO, Ltd, as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Wellfleet CLO 2015-1, Ltd., as Lender

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Wellfleet CLO 2016-1, Ltd., as Lender

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Wellfleet CLO 2016-2, Ltd., as Lender

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Wellfleet CLO 2017-1, Ltd., as Lender

By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Westcott Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

WM Pool - High Yield Fixed Interest Trust, as Lender

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Z Capital Credit Partners CLO 2015-1 Ltd., as Lender

By: Z Capital CLO Management L.L.C., its Portfolio Manager

By: Z Capital Group L.L.C., its Managing Member

By: James J. Zenni Jr., its President and CEO

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President & CEO

[SIGNATURE PAGE TO AMENDMENT NO. 6]

ZAIS CLO 5, Limited, as Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

ZAIS CLO 6, Limited, as Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Ziggurat CLO Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

EXHIBIT A

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [                    ], 20[    ] (this “Agreement”), by and among [            ] (the “New Incremental Term Lender”), KUEHG CORP. (the “Existing Borrower”), KC SUB INC., a Delaware corporation (the “Incremental Borrower” and, together with the Existing Borrower, collectively, the “Borrower”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to that certain Amendment No. 6 dated as of August 22, 2017 (the “Amendment”), by and among KUEHG CORP., a Delaware corporation (the “Existing Borrower”), KC SUB INC., a Delaware corporation (the “Incremental Borrower”) and, together with the Existing Borrower, collectively, the “Borrower”), KC HOLDCO, LLC., a Delaware limited liability company (“Holdco”), the Required Lenders, the Required Revolving Lenders and the Incremental Lenders party thereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended by this Amendment and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among KC MERGERSUB, INC., a Delaware corporation, who was merged with and into the Borrower, Holdco, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Issuing Bank;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Term Commitments (the “Incremental Term Commitments”) with existing Lenders and/or New Incremental Term Lenders;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the New Incremental Term Lenders shall become Lenders pursuant to one or more Incremental Facility Amendments; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Loan Parties and the Administrative Agent entered into Amendment No. 6 to create the Incremental Term Commitments.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Incremental Term Lender hereby agrees to provide the Incremental Term Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(z) of the Credit Agreement. The Incremental Term Commitment provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents

Each New Incremental Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Commitment provided pursuant to this Agreement shall constitute Incremental Term Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each New Incremental Term Lender hereby agrees to make an Incremental Term Loan to the Borrower in an amount equal to its Incremental Term Commitment on the Amendment No. 6 Effective Date in accordance with Section 2.01(z) of the Credit Agreement.

Each New Incremental Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other New Incremental Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each New Incremental Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned New Incremental Term Lenders shall become Lenders under the Credit Agreement and shall have the respective Incremental Term Commitment set forth on its signature page hereto, effective as of the Amendment No. 6 Effective Date.

For each New Incremental Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Incremental Term Lender may be required to deliver to the Administrative Agent pursuant to Section 8.11 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

Incremental Term Loan Commitments:

$[ ]

KUEHG CORP., as the Existing Borrower

By:
Name:
Title:

KC SUB, INC., as the Incremental Borrower

By:
Name:
Title:

KC HOLDCO, LLC, as Holdco

By:
Name:
Title:

ACCEPTED:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent

By:
Name:
Title:

EXHIBIT B

FORM OF 2017 SECOND LIEN INTERCREDITOR AGREEMENT

[See attached.]

INTERCREDITOR AGREEMENT

dated as of August [    ], 2017,

among

KC HOLDCO, LLC,

KC SUB, INC.,

KUEHG CORP.,

THE SUBSIDIARIES OF KUEHG CORP. FROM TIME TO TIME

PARTY HERETO,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Initial First Priority Representative and Initial Second Priority Representative,

and

each additional Representative from time to time party hereto

ii

iii

INTERCREDITOR AGREEMENT dated as of August [    ], 2017 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among KUEHG CORP., a Delaware corporation (the “Existing Borrower”), KC SUB, INC., a Delaware corporation (the “Incremental Borrower” and together with the Existing Borrower, collectively, the “Borrower”), KC Holdco, LLC, a Delaware limited liability company (“Holdco”), the Subsidiaries of the Borrower from time to time party hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent under the Initial First Priority Credit Agreement (as defined herein) (in such capacity and, together with its successors in such capacity, the “Initial First Priority Representative”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent under the Initial Second Priority Credit Agreement (as defined herein) (in such capacity, and together with its successors in such capacity, the “Initial Second Priority Representative”), and each additional Representative that from time to time becomes a party hereto pursuant to Section 10.07.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial First Priority Representative (for itself and on behalf of the other Initial First Priority Credit Agreement Secured Parties), the Initial Second Priority Representative (for itself and on behalf of the other Initial Second Priority Credit Agreement Secured Parties), each additional First Priority Representative (for itself and on behalf of the Additional First Priority Secured Parties under the applicable Additional First Priority Debt Facility) and each additional Second Priority Representative (for itself and on behalf of the Additional Second Priority Secured Parties under the applicable Additional Second Priority Debt Facility) agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Initial First Priority Credit Agreement, the Initial Second Priority Credit Agreement or, if defined in the UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“363 Sale” shall have the meaning assigned to such term in Section 7.01.

“Additional First Priority Debt” shall have the meaning assigned to such term in Section 10.07(a).

“Additional First Priority Debt Documents” shall mean, with respect to any series, issue or class of Additional First Priority Debt, the loan agreements, indentures, Collateral Documents or other operative agreements governing or evidencing such Indebtedness.

“Additional First Priority Debt Facility” shall mean each loan agreement, indenture or other governing agreement with respect to any Additional First Priority Debt.

“Additional First Priority Debt Obligations” shall mean, with respect to any series, issue or class of Additional First Priority Debt, (a) all principal of, and interest, fees, and expenses (including any interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Priority Debt, (b) all other amounts payable to the related Additional First Priority Secured Parties under the related Additional First Priority Debt Documents and (c) any renewals, extensions or refinancings of the foregoing.

“Additional First Priority Secured Parties” shall mean, with respect to any series, issue or class of Additional First Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional First Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Holdco, the Borrower or any Subsidiary under any related Additional First Priority Debt Documents.

“Additional Second Priority Debt” shall have the meaning assigned to such term in Section 10.07(b).

“Additional Second Priority Debt Documents” shall mean, with respect to any series, issue or class of Additional Second Priority Debt, the loan agreements, indentures, Collateral Documents or other operative agreements governing or evidencing such Indebtedness.

“Additional Second Priority Debt Facility” shall mean each loan agreement, indenture or other governing agreement with respect to any Additional Second Priority Debt.

“Additional Second Priority Debt Obligations” shall mean, with respect to any series, issue or class of Additional Second Priority Debt, (a) all principal of, and interest, fees, and expenses (including any interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Second Priority Debt, (b) all other amounts payable to the related Additional Second Priority Secured Parties under the related Additional Second Priority Debt Documents and (c) any renewals, extensions or refinancings of the foregoing.

“Additional Second Priority Secured Parties” shall mean, with respect to any series, issue or class of Additional Second Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Holdco, the Borrower or any Subsidiary under any related Additional Second Priority Debt Documents.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized First Priority Representative” shall mean, with respect to any Shared Collateral, (a) until the Discharge of First Priority Debt Obligations with respect to the Initial First Priority Credit Agreement Obligations, the Initial First Priority Representative, and (b) thereafter, the “Applicable Authorized Representative” under and as defined in the First Priority Parity Intercreditor Agreement.

“Applicable Authorized Second Priority Representative” shall mean, with respect to any Shared Collateral, (a) until the Discharge of Second Priority Debt Obligations with respect to the Initial Second Priority Credit Agreement Obligations, the Initial Second Priority Representative, and (b) thereafter, the “Applicable Authorized Representative” under and as defined in the Second Priority Parity Intercreditor Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Collateral” shall mean the First Priority Collateral and the Second Priority Collateral.

“Collateral Documents” shall mean the First Priority Collateral Documents and the Second Priority Collateral Documents.

“Controlling Representative” shall mean, until the Discharge of First Priority Debt Obligations has occurred, the Designated First Priority Representative, and thereafter, the Designated Second Priority Representative.

“Controlling Secured Parties” shall mean the Series of Secured Parties whose Representative is the Controlling Representative.

“Debt Documents” shall mean the First Priority Debt Documents and the Second Priority Debt Documents, including, in each case, the applicable Collateral Documents.

“Debt Facility” shall mean any First Priority Debt Facility and any Second Priority Debt Facility.

“Designated First Priority Representative” shall mean (a) if at any time there is only one First Priority Debt Facility with respect to which the Discharge of First Priority Debt Obligations has not occurred, the Representative with respect to such First Priority Debt Facility, and (b) at any time when clause (a) does not apply, the Applicable Authorized First Priority Representative at such time.

“Designated Second Priority Representative” shall mean (a) if at any time there is only one Second Priority Debt Facility with respect to which the Discharge of Second Priority Debt Obligations has not occurred, the Representative with respect to such Second Priority Debt Facility, and (b) at any time when clause (a) does not apply, the Applicable Authorized Second Priority Representative at such time.

“DIP Cap” shall mean, with respect to any DIP Financing, (a) $[            ]1,000,000 plus (b) an aggregate principal amount equal to the amount of any incremental facilities (or Additional First

[1]	To include 15% cushion.

Priority Debt in lieu thereof) and any other secured Indebtedness secured on a pari passu to the First Priority Debt Obligations that would, at the time of incurrence, be permitted to be incurred and secured on a pari passu basis with the First Priority Debt Obligations under the terms of the Initial First Priority Credit Agreement plus (c) any additional principal amount of Indebtedness in connection with any refinancing of the foregoing to the extent permitted under the Initial First Priority Credit Agreement, but only to the extent the amount of such refinancing exceeds the refinanced Indebtedness plus (d) an amount equal to 100% of the aggregate commitments (whether drawn or undrawn) under revolving credit facilities under the Initial First Priority Credit Agreement existing at the time of such DIP Financing.

“DIP Financing” shall have the meaning assigned to such term in Section 7.01.

“DIP Financing Liens” shall have the meaning assigned to such term in Section 7.01.

“Discharge” shall mean, with respect to any Debt Facility and the Secured Debt Obligations thereunder, (i) the payment in full in cash of the Secured Debt Obligations thereunder (including interest, fees, expenses, and other amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) or, with respect to any Secured Cash Management Obligations (as defined in the Initial First Priority Credit Agreement) or Secured Swap Obligations (as defined in the Initial First Priority Credit Agreement) secured pursuant to the Collateral Documents for such Debt Facility, such Secured Cash Management Obligations and Secured Swap Obligations (x) have been paid in full in cash, (y) cash collateralized on terms satisfactory to each applicable counterparty (or other arrangements satisfactory to the applicable counterparty shall have been made) or (z) are no longer secured by the Shared Collateral pursuant to the terms of the relevant Debt Documents, (ii) any letters of credit issued under the relevant Debt Facility have terminated or been cash collateralized or backstopped (in the amount and form required under the applicable Debt Facility) and (iii) the termination of all commitments to lend or otherwise extend credit under such Debt Facility and the relevant Debt Documents. The term “Discharged” shall have a corresponding meaning.

“Discharge of First Priority Debt Obligations” shall mean, with respect to all or any Series of First Priority Debt Obligations, the Discharge of the applicable First Priority Debt Obligations; provided that the Discharge of First Priority Debt Obligations with respect to any Series of First Priority Debt Obligations shall be deemed to not have occurred in connection with a Refinancing of such Series of First Priority Debt Obligations with an Additional First Priority Debt Facility secured by Shared Collateral under one or more Additional First Priority Debt Documents which has been designated in writing by the Borrower and the Representative with respect to the First Priority Debt Facility so Refinanced to the Controlling Representative (if the Controlling Representative is not such Representative) and the Designated Second Priority Representative as the replacement for such First Priority Debt Facility for purposes of this Agreement. Each reference to the Discharge of First Priority Debt Obligations shall include a reference to the particular Series of First Priority Debt Obligations being Discharged, or otherwise shall be deemed to refer to a Discharge of First Priority Debt Obligations with respect to all Series of First Priority Debt Obligations.

“Discharge of Second Priority Debt Obligations” shall mean, with respect to all or any Series of Second Priority Debt Obligations, the Discharge of the applicable Second Priority Debt Obligations; provided that the Discharge of Second Priority Debt Obligations with respect to any Series of Second Priority Debt Obligations shall be deemed to not have occurred in connection with a Refinancing of such Series of Second Priority Debt Obligations with an Additional Second Priority Debt Facility secured by Shared Collateral under one or more Additional Second Priority Debt Documents which has been designated in writing by the Borrower and the Representative with respect to the Second Priority Debt Facility so Refinanced to the Controlling Representative and the Designated Second Priority Representative (if the Designated Second Priority Representative is not such Representative) as the replacement for such Second Priority Debt Facility for purposes of this Agreement. Each reference to the Discharge of Second Priority Debt Obligations shall include a reference to the particular Series of Second Priority Debt Obligations being Discharged, or otherwise shall be deemed to refer to a Discharge of Second Priority Debt Obligations with respect to all Series of Second Priority Debt Obligations.

“Enforcement Action” shall mean as against the Shared Collateral, in each case, judicially or non-judicially, without the consent, support or acquiescence of any Grantor: (i) foreclose, execute, levy, lease, license, take possession or control of, sell, or otherwise enforce remedial rights (including by way of set-off, recoupment, notification of a public or private sale pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of right under landlord consents, if applicable); or (ii) enforce a security interest or Lien or exercise another right or remedy, as a secured creditor, at law or equity, pursuant to any of the First Priority Debt Documents or the Second Priority Debt Documents (including the commencement of applicable legal proceedings and exercising voting rights in respect of equity interests comprising Shared Collateral).

“Event of Default” shall mean an “Event of Default” as defined in any Debt Document; provided that any notice, lapse of time or other condition precedent to the occurrence of such Event of Default in the relevant Debt Document shall have been satisfied.

“Existing Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“First Priority Collateral” shall mean any “Collateral” as defined in the Initial First Priority Credit Agreement or any other First Priority Debt Document or any other assets of any Grantor with respect to which a Lien is granted or purported to be granted pursuant to a First Priority Collateral Document as security for the First Priority Debt Obligations or deemed to be so subject pursuant to Section 2.04.

“First Priority Collateral Documents” shall mean the Initial First Priority Collateral Agreement and the other Security Documents (as defined in the Initial First Priority Credit Agreement) and each of the security agreements and other instruments and documents executed and delivered by any Grantor for purposes of providing collateral security for the First Priority Debt Obligations.

“First Priority Debt Documents” shall mean the Initial First Priority Credit Agreement Loan Documents and any Additional First Priority Debt Documents.

“First Priority Debt Facilities” shall mean the Initial First Priority Credit Agreement and any Additional First Priority Debt Facilities.

“First Priority Debt Obligations” shall mean the Initial First Priority Credit Agreement Obligations and any Additional First Priority Debt Obligations.

“First Priority Lien” shall mean all Liens on the First Priority Collateral securing or providing adequate protection for the First Priority Debt Obligations, whether created under the First Priority Collateral Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“First Priority Parity Intercreditor Agreement” shall mean an agreement among each First Priority Representative allocating rights among the various First Priority Secured Parties.

“First Priority Representative” shall mean (a) in the case of any Initial First Priority Credit Agreement Obligations or the Initial First Priority Credit Agreement Secured Parties, the Initial First Priority Representative, and (b) in the case of any Additional First Priority Debt Facility and the Additional First Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional First Priority Debt Facility that is named as the Representative in respect of such Additional First Priority Debt Facility hereunder or in the applicable Joinder Agreement.

“First Priority Secured Parties” shall mean the Initial First Priority Credit Agreement Secured Parties and any Additional First Priority Secured Parties.

“Grantors” shall mean Holdco, the Borrower and each Subsidiary which has granted a security interest pursuant to any Collateral Document to secure any Secured Debt Obligations.

“Guarantee” shall mean any guarantee of the Secured Debt Obligations provided under or pursuant to any First Priority Debt Document or Second Priority Debt Document.

“Impairment” shall have the meaning assigned to such term in Section 1.03.

“Incremental Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Indebtedness” shall have the meaning assigned to such term in the Initial First Priority Credit Agreement.

“Initial First Priority Collateral Agreement” shall mean that certain First Lien Security Agreement dated as of August 13, 2015 (as amended, restated, supplemented or otherwise modified, or replaced from time to time), among the Borrower, Holdco, the Subsidiaries party thereto and the Initial First Priority Representative for the benefit of the Initial First Priority Credit Agreement Secured Parties.

“Initial First Priority Credit Agreement” shall mean that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time), among the Borrower, Holdco, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and any agreement, instrument or document (a “Subsequent Initial First Priority Credit Agreement”) designated by the Borrower in accordance with the definition of “Discharge of First Priority Debt Obligations”.

“Initial First Priority Credit Agreement Loan Documents” shall mean the Initial First Priority Credit Agreement and the other Loan Documents (as defined in the Initial First Priority Credit Agreement) or the applicable definition designated by the Borrower (in connection with the designation in accordance with the definition of “Discharge of First Priority Debt Obligations”) as being its equivalent in any Subsequent Initial First Priority Credit Agreement.

“Initial First Priority Credit Agreement Obligations” shall mean the “Secured Obligations” as defined in the Initial First Priority Credit Agreement or the definition designated by the Borrower (in connection with the designation in accordance with the definition of “Discharge of First Priority Debt Obligations”) as being its equivalent in any Subsequent Initial First Priority Credit Agreement.

“Initial First Priority Credit Agreement Secured Parties” shall mean the “Secured Parties” as defined in the Initial First Priority Credit Agreement or the definition designated by the Borrower (in connection with the designation in accordance with the definition of “Discharge of First Priority Debt Obligations”) as being its equivalent in any Subsequent Initial First Priority Credit Agreement.

“Initial First Priority Representative” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Second Priority Collateral Agreement” shall mean that certain Second Lien Security Agreement dated as of August [    ], 2017 (as amended, restated, supplemented or otherwise modified, or replaced from time to time), among the Borrower, Holdco, the Subsidiaries party thereto and the Initial Second Priority Representative for the benefit of the Initial Second Priority Credit Agreement Secured Parties.

“Initial Second Priority Credit Agreement” shall mean that certain Second Lien Credit Agreement dated as of August [    ], 2017 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time), among the Borrower, Holdco, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and any agreement, instrument or document (a “Subsequent Initial Second Priority Credit Agreement”) designated by the Borrower in accordance with the definition of “Discharge of Second Priority Debt Obligations”.

“Initial Second Priority Credit Agreement Loan Documents” shall mean the Initial Second Priority Credit Agreement and the other Loan Documents (as defined in the Initial Second Priority Credit Agreement) or the applicable definition designated by the Borrower (in connection with the designation in accordance with the definition of “Discharge of Second Priority Debt Obligations”) as being its equivalent in any Subsequent Initial Second Priority Credit Agreement.

“Initial Second Priority Credit Agreement Obligations” shall mean the “Secured Obligations” as defined in the Initial Second Priority Credit Agreement or the definition designated by the Borrower (in connection with the designation in accordance with the definition of “Discharge of Second Priority Debt Obligations”) as being its equivalent in any Subsequent Initial Second Priority Credit Agreement.

“Initial Second Priority Credit Agreement Secured Parties” shall mean the “Secured Parties” as defined in the Initial Second Priority Credit Agreement or the definition designated by the Borrower (in connection with the designation in accordance with the definition of “Discharge of Second Priority Debt Obligations”) as being its equivalent in any Subsequent Initial Second Priority Credit Agreement.

“Initial Second Priority Representative” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Insolvency or Liquidation Proceeding” shall mean, unless the same shall not constitute an Event of Default:

(1) any case or proceeding commenced by or against any Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of any Grantor, any receivership or administration of any Grantor or assignment, compromise or arrangement with or for the benefit of creditors relating to any Grantor or any similar case, action or proceeding relative to any Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to any Grantor (other than in a transaction or series of transactions permitted under the Debt Documents then in effect), in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of any Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” shall mean a supplement to this Agreement substantially in the form of Annex II hereof, (a) in the case of an Additional First Priority Debt Facility, with such changes as may be reasonably approved by the Controlling Representative, the Designated Second Priority Representative and the Representative under the applicable Additional First Priority Debt Facility, required to be delivered by such Representative to the Controlling Representative and the Designated Second Priority Representative pursuant to Section 10.07 hereof in order to include such Additional First Priority Debt Facility hereunder and to become the Representative hereunder for the First Priority Secured Parties under such Additional First Priority Debt Facility, and (b) in the case of an Additional Second Priority Debt Facility, with such changes as may be reasonably approved by the Controlling Representative, the Designated Second Priority Representative and the Representative under such Additional Second Priority Debt Facility, required to be delivered by such Representative to the Controlling Representative and the Designated Second Priority Representative pursuant to Section 10.07 hereof in order to include such Additional Second Priority Debt Facility hereunder and to become the Representative hereunder for the Second Priority Secured Parties under such Additional Second Priority Debt Facility.

“Lien” shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Non-Controlling Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

“Pari or Senior Series” shall have the meaning assigned to such term in Section 1.03.

“Person” shall mean any natural person, corporation, company, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Pledged or Controlled Collateral” shall have the meaning assigned to such term in Section 5.05(a).

“Proceeds” shall mean the proceeds of any sale, collection or other liquidation of Shared Collateral, any payment or distribution of Shared Collateral or Proceeds of Shared Collateral in an Insolvency or Liquidation Proceeding and any amounts received by the Controlling Representative or any other Controlling Secured Party from any other Secured Party of Shared Collateral or Proceeds of Shared Collateral pursuant to this Agreement.

“Purchase Option” shall have the meaning assigned to such term in Section 3.01(e)(i).

“Purchase Price” shall have the meaning assigned to such term in Section 3.01(e)(ii).

“Purchase Right Trigger Event” shall have the meaning assigned to such term in Section 3.01(e)(i).

“Recovery” shall have the meaning assigned to such term in Section 7.05.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original Debt Document giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Reorganization Securities” shall mean any debt or equity securities of any person distributed to any Second Priority Representative or other Second Priority Secured Party in respect of the Second Priority Debt Obligations in connection with any Insolvency or Liquidation Proceeding.

“Representative” shall mean each First Priority Representative and each Second Priority Representative.

“Second Priority Collateral” shall mean any “Collateral” as defined in any Initial Second Priority Credit Agreement Loan Document or any other Second Priority Debt Document or any other assets of any Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation, or deemed to be so pursuant to Section 2.04.

“Second Priority Collateral Documents” shall mean the Initial Second Priority Collateral Agreement and the other Security Documents (as defined in the Initial Second Priority Credit Agreement) and each of the security agreements and other instruments and documents executed and delivered by any Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.

“Second Priority Debt Documents” shall mean the Initial Second Priority Credit Agreement Loan Documents and any Additional Second Priority Debt Documents.

“Second Priority Debt Facilities” shall mean the Initial Second Priority Credit Agreement and any Additional Second Priority Debt Facilities.

“Second Priority Debt Obligations” shall mean the Initial Second Priority Credit Agreement Obligations and any Additional Second Priority Debt Obligations.

“Second Priority Enforcement Date” shall mean, with respect to any Second Priority Representative, the date that is 120 days after the occurrence of both (i) an Event of Default under and as defined in the applicable Second Priority Debt Document and (ii) delivery of written notice from such Second Priority Representative to the Controlling Representative and each other Representative that (x) such Representative is the Designated Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Representative has been named as Representative) has occurred and is continuing and (y) the Second Priority Debt Obligations of the series with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document, provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Controlling Representative or another Controlling Secured Party has commenced and is diligently pursuing an Enforcement Action with respect to all or a material portion of any Shared Collateral (or shall have timely sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof and such relief is pending) (prompt written notice thereof to be given to the Designated Second Lien Representative by the Designated First Priority Representative) or (2) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding; provided, further, however, the non-occurrence of the Second Priority Enforcement Date shall not limit the rights of the Second Priority Representative or the Second Priority Secured Parties to exercise the Non-Controlling Permitted Actions, or enforce the terms and provisions of this Agreement.

“Second Priority Parity Intercreditor Agreement” shall mean an agreement among each Second Priority Representative allocating rights among the various Second Priority Secured Parties.

“Second Priority Lien” shall mean all Liens on the Second Priority Collateral securing or providing adequate protection for the Second Priority Debt Obligations, whether created under the Second Priority Collateral Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“Second Priority Representative” shall mean (a) in the case of any Initial Second Priority Credit Agreement Obligations or the Initial Second Priority Credit Agreement Secured Parties, the Initial Second Priority Representative, and (b) in the case of any Additional Second Priority Debt Facility and the Additional Second Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Second Priority Debt Facility that is named as the Representative in respect of such Additional Second Priority Debt Facility hereunder or in the applicable Joinder Agreement.

“Second Priority Secured Parties” shall mean the Initial Second Priority Credit Agreement Secured Parties and any Additional Second Priority Secured Parties.

“Secured Debt Obligations” shall mean the First Priority Debt Obligations and the Second Priority Debt Obligations.

“Secured Parties” shall mean the First Priority Secured Parties and the Second Priority Secured Parties.

“Series” shall mean (a) with respect to the Secured Parties, each of (i) the Initial First Priority Credit Agreement Secured Parties (in their capacity as such), (ii) the Initial Second Priority Credit Agreement Secured Parties (in their capacity as such), (iii) the Additional First Priority Secured Parties that become subject to this Agreement after the date hereof and that are represented by a common Representative (in its capacity as such for such Additional First Priority Secured Parties) (in their capacity as such) and (iv) the Additional Second Priority Secured Parties that become subject to this Agreement after the date hereof and that are represented by a common Representative (in its capacity as such for such Additional Second Priority Secured Parties) (in their capacity as such) and (b) with respect to any Secured Debt Obligations, each of (i) the Initial First Priority Credit Agreement Obligations, (ii) the Initial Second Priority Credit Agreement Obligations, (iii) the Additional First Priority Debt

Obligations incurred with respect to any Additional First Priority Debt Facility pursuant to any Additional First Priority Debt Documents, the holders of which, pursuant to any Joinder Agreement, are to be represented hereunder by a common Representative (in its capacity as such with respect to such Additional First Priority Debt Obligations) and (iv) the Additional Second Priority Debt Obligations incurred with respect to any Additional Second Priority Debt Facility pursuant to any Additional Second Priority Debt Documents, the holders of which, pursuant to any Joinder Agreement, are to be represented hereunder by a common Representative (in its capacity as such with respect to such Additional Second Priority Debt Obligations).

“Shared Collateral” shall mean, at any time, Collateral in which the holders of First Priority Debt Obligations under at least one First Priority Debt Facility (or their Representatives) and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest or Lien at such time or are deemed pursuant to Article II to hold a security interest or Lien. If, at any time, any portion of the First Priority Collateral does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such First Priority Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility that does not have a security interest or Lien in such Collateral at such time. If, at any time, any portion of the Second Priority Collateral does not constitute First Priority Collateral under one or more First Priority Debt Facilities, then such portion of such Second Priority Collateral shall constitute Shared Collateral only with respect to the First Priority Debt Facilities for which it constitutes First Priority Collateral and shall not constitute Shared Collateral for any First Priority Debt Facility that does not have a security interest or Lien in such Collateral at such time.

“Subsequent Initial First Priority Credit Agreement” shall have the meaning assigned to such term in the definition of the term “Initial First Priority Credit Agreement”.

“Subsequent Initial Second Priority Credit Agreement” shall have the meaning assigned to such term in the definition of the term “Initial Second Priority Credit Agreement”.

“Subsidiary” shall have the meaning assigned to such term in the Initial First Priority Credit Agreement.

“Uniform Commercial Code” or “UCC” shall mean, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

Section 1.03 [Reserved].

Section 1.04 Bankruptcy Code. Any references herein to provisions of the Bankruptcy Code, and the use of concepts or terms that find meaning in connection therewith (e.g., “debtor-in-possession”) shall be deemed to refer as well to similar provisions, concepts or terms under any other applicable Bankruptcy Law. Any references herein to a security interest being “perfected” shall be deemed to refer to perfection under the Uniform Commercial Code of any U.S. jurisdiction or analogous legislation in any applicable jurisdiction outside of the U.S. (it being understood that in jurisdictions where no such similar provisions, concepts or terms exist, the term “perfected” shall not be given any effect hereunder).

ARTICLE II

PRIORITIES AND AGREEMENTS

WITH RESPECT TO SHARED COLLATERAL

Section 2.01 Priority of Liens. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Representative or any other Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any Bankruptcy Law, any other applicable law, any Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each other Second Priority Secured Party under its Debt Facility, hereby agrees that, so long as the Discharge of First Priority Debt Obligations of all Series has not occurred, (A) any Lien on the Shared Collateral securing or purporting to secure any First Priority Debt Obligations now or hereafter held by or on behalf of the Initial First Priority Representative, any other First Priority Representative or any other First Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in right, priority, operation, effect and all other respects to any and all Liens on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations and (B) any Lien on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations now or hereafter held by or on behalf of the Initial Second Priority Representative, any other Second Priority Representative or any other Second Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Liens on the Shared Collateral securing or purporting to secure any First Priority Debt Obligations. All Liens on the Shared

Collateral securing or purporting to secure any First Priority Debt Obligations shall be and remain senior in right, priority, operation, effect and all other respects to any Liens on the Shared Collateral securing or purporting to secure any Second Priority Debt Obligations for all purposes, whether or not such Liens securing or purporting to secure any First Priority Debt Obligations are subordinated in any respect to any other Lien securing any other obligation of any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed. For the avoidance of doubt, the subordination provided for in this Agreement is lien subordination only and the Second Priority Debt Obligations are not subordinated in right of payment to the First Priority Debt Obligations.

Section 2.02 Nature of First Priority Secured Party Claims. Each Second Priority Representative, on behalf of itself and each other Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that (a) a portion of the First Priority Debt Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) subject to Section 6.01, the terms of the First Priority Debt Documents and the First Priority Debt Obligations may be amended, restated, supplemented or otherwise modified, and the First Priority Debt Obligations, or a portion thereof, may be Refinanced from time to time and (c) subject to Section 6.01, the aggregate amount of the First Priority Debt Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or any other Second Priority Secured Party and without affecting the provisions hereof; provided, however, that, in connection with any such Refinancing, the Representative of the holders of such Refinancing Indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing Indebtedness. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, supplement or other modification, or any Refinancing, of either the First Priority Debt Obligations or the Second Priority Debt Obligations, or any portion thereof, in accordance with this Agreement. As between the Grantors and the Second Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional First Priority Debt Obligations.

Section 2.03 Prohibition on Contesting Liens. Each Representative, for itself and on behalf of each other Secured Party under its Debt Facility, agrees that it shall not (and hereby waives any right to) contest or join or otherwise support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of any Lien securing Secured Debt Obligations held (or purported to be held) by or on behalf of any other Representative or any of the other Secured Parties or other agent or trustee therefor in any Collateral securing any other Secured Debt Obligations. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of the Controlling Representative or the other Controlling Secured Parties to enforce this Agreement (including the priority of the Liens as provided in Section 2.01) or any of the First Priority Debt Documents.

Section 2.04 No Separate Liens; Similar Agreements.

(a) The parties hereto agree, except as otherwise set forth herein (including in Section 2.06) that no Grantor shall, or shall permit any of its Subsidiaries to, grant or permit any additional Liens on any asset or property to secure any Secured Debt Obligation unless it has granted, or concurrently therewith grants, to the extent legally practicable, a Lien on such asset or property to secure the other Secured Debt Obligations (except to the extent that the grant of a Lien to secure a Series of Secured Debt Obligations is declined in writing by the applicable Representative in accordance with the Debt Documents of such Series of Secured Debt Obligations), with each such Lien to be subject to the provisions of this Agreement. If any Second Priority Representative or any Second Priority Secured Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Debt Obligations that are not also subject to the first-priority Liens securing all First Priority Debt Obligations under the First Priority Collateral Documents, such Second Priority Representative or Second Priority Secured Party (x) shall notify the Designated First Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each First Priority Representative as security for the First Priority Debt Obligations, shall assign such Lien to the Designated First Priority Representative as security for all First Priority Debt Obligations for the benefit of the First Priority Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (y) until such assignment or such grant of a similar Lien to each First Priority Representative, shall be deemed to also hold and have held such Lien for the benefit of each First Priority Representative and the other First Priority Secured Parties as security for the First Priority Debt Obligations. To the extent that the provisions of the preceding two sentences are not complied with for any reason, without limiting any other right or remedy available to any Representative or any other Secured Party, each Representative agrees, for itself and on behalf of the other Secured Parties under its Debt Facility, that any amounts received by or distributed to any such Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Section 4.02.

(b) The parties hereto acknowledge and agree that except as set forth herein in Section 2.06, it is their intention that the Collateral under each Debt Facility be identical (except to the extent that the grant of a Lien to secure a Series of Secured Debt Obligations with respect to an item of Collateral is declined in writing by the applicable Representative in accordance with the Debt Documents of such Series of Secured Debt Obligations). In furtherance of the foregoing, the parties hereto agree: (i) to cooperate in good faith in order to determine, upon any reasonable request by the Controlling Representative or the Designated Second Priority Representative, the specific assets included as Collateral under each Debt Facility, the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the applicable First Priority Collateral Documents and the Second Priority Collateral Documents, as the case may be; and (ii) that the documents, agreements and instruments creating or evidencing the Liens on the Collateral with respect to each Debt Facility shall be in all material respects in the same form, other than with respect to the first priority and second priority nature of the Liens created or evidenced thereunder, the identity of the Secured Parties that are parties thereto or secured thereby and other matters contemplated by this Agreement.

Section 2.05 Perfection of Liens. Except for the agreements of the Representatives pursuant to Section 5.05 hereof, no Representative or Secured Party of any Series shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Representative or other Secured Parties of any other Series. The provisions of this Agreement are intended solely to govern the respective Lien priorities as among the Secured Parties and shall not impose on any Representative or other Secured Party of any Series or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with any prior perfected claims in such Proceeds in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

Section 2.06 Certain Cash Collateral. Notwithstanding anything in this Agreement or any other First Priority Debt Documents or Second Priority Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Priority Debt Obligations consisting of reimbursement obligations in respect of Letters of Credit (as defined in the Initial First Priority Credit Agreement) or otherwise held by the Initial First Priority Representative pursuant to Sections 2.05, 2.08, 2.11, 2.22 or 2.23 of the Initial First Priority Credit Agreement (or any equivalent successor provision) shall be applied as specified in the applicable section of the Initial First Priority Credit Agreement and will not constitute Shared Collateral.

ARTICLE III

ENFORCEMENT

Section 3.01 Exercise of Secured Creditor Rights and Remedies.

(a) So long as the Discharge of First Priority Debt Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Controlling Representative and the other Controlling Secured Parties shall have the exclusive right to exercise an Enforcement Action and to determine and direct the time, method and place for exercising an Enforcement Action, and may exercise an Enforcement Action without any consultation with, or the consent of, any other Representative or any other Secured Parties; provided, however, that (i) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, any other Representative may file a proof of claim with respect to the Secured Debt Obligations under its Debt Facility that is not inconsistent with the terms of this Agreement, (ii) any other Representative may take any action in order to preserve or protect (but not enforce) the validity and enforceability of its rights in, and perfection and priority of its Lien on, the Shared Collateral; provided that no such action is adverse to either (x) the validity, priority, perfection or enforceability of the Liens on the Shared Collateral securing the Secured Debt Obligations of any Pari or Senior Series; or (y) the rights of the Controlling Representative or the Controlling Secured Parties to exercise an Enforcement Action prior to the Second Priority Enforcement Date, (iii) any other Representative or other Secured Party may file any affirmative, responsive or defensive pleading in connection with any motion, claim, adversary proceeding or other pleading made by any person regarding the allowance or treatment of the claims of the applicable Secured Parties or the avoidance of any Lien on the Shared Collateral of the applicable Secured Party, (iv) any other Representative or other Secured Party may exercise its rights and remedies, including filing any pleadings, objections, motions or agreements, as an unsecured creditor as provided in Section 5.04, (v) any other Representative may exercise the rights and remedies provided for in Article VII, (vi) subject to Section 3.02(a), from and after the Second Priority Enforcement Date, the Designated Second Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (vii) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, the Second Priority Representative or Second Priority Secured Parties may propose, support, oppose and/or vote on any plan of reorganization or similar dispositive restructuring plan, including filing any pleadings, objections, motions or agreements with respect to any such plan, in each case in a manner that is not inconsistent with the terms of this Agreement (including Section 7.03), and (viii) seeking any equitable relief (including injunctive relief) available to any Second Priority Secured Party (including as an undersecured or unsecured creditor) in accordance with, and not otherwise prohibited by or inconsistent with the terms of the Second Priority Debt Documents, this Agreement and applicable law (the actions described in clauses (i) through (viii) of this proviso being referred to herein as the “Non-Controlling Permitted Actions”).

(b) In exercising rights and remedies with respect to the Shared Collateral, the Controlling Representative and the other Controlling Secured Parties may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion, but subject to, and without waiver of, applicable law or the terms and provisions of this Agreement. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code or any comparable legislation of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Secured Party may have as a junior lien creditor to object to the manner in which the Controlling Representatives or the Controlling Secured Parties seek to enforce or collect the First Priority Debt Obligations or the Liens granted on any of the Shared Collateral, regardless of whether any action or failure to act by or on behalf of any Controlling Representative or any other Controlling Secured Party is adverse to the interests of the Second Priority Secured Parties.

(c) So long as the Discharge of First Priority Debt Obligations has not occurred, except for the Non-Controlling Permitted Actions, the sole right of the Representatives and the other Secured Parties (other than the Controlling Representative and the Controlling Secured Parties) with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of the applicable Series of Secured Debt Obligations pursuant to the Debt Documents applicable to such Series for the period and to the extent granted therein and to receive a share of the Proceeds thereof in accordance with this Agreement, the Debt Documents and applicable law.

(d) Each Representative, for itself and on behalf of the other Secured Parties under its Debt Facility, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Debt Document of the applicable Series shall be deemed to restrict in any way the rights and remedies of the Controlling Representative or the other Controlling Secured Parties with respect to the First Priority Collateral as set forth in this Agreement and the First Priority Debt Documents of the applicable Series.

(e) (i) Without prejudice to the enforcement of any of the First Priority Secured Parties’ remedies under the First Priority Debt Documents, this Agreement, at law or in equity or otherwise, following (A) a payment default under the First Priority Debt Documents that is not cured within the time period provided for in the First Priority Debt Documents, (B) an acceleration of any of the First Priority Debt Obligations in accordance with the terms of the applicable First Priority Debt Documents or (C) the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor (each such occurrence, a “Purchase Right Trigger Event”), all or any of the Second Priority Secured Parties may, subject to the 30-day time period set forth in Section 3.01(e)(iii), at their sole expense and effort, upon notice to the Borrower and the Controlling Representative, require all the First Priority Secured Parties to transfer and assign to the Second Priority Secured Parties, all (but not less than all) of the First Priority Debt Obligations (including unfunded commitments under any Initial First Priority Credit Agreement Loan Document) (the “Purchase Option”); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority having jurisdiction, (y) such Second Priority Secured Parties shall have paid to the Controlling Representative, for the account of the First Priority Secured Parties, in immediately available funds, an amount equal to the Purchase Price (as defined below) and (z) such purchase complies with the provisions of this Section 3.01(e). The Purchase Option may be exercised by less than all of the Second Priority Secured Parties so long as all of the Second Priority Secured Parties that so exercise the Purchase Option, when taken together, purchase such entire aggregate amount set forth above.

(ii) The term “Purchase Price” means an amount equal to the sum of (A) the full amount of all First Priority Debt Obligations then-outstanding and unpaid at par (including principal, accrued but unpaid interest and fees and expenses and any other unpaid amounts, including breakage costs, and, in the case of any secured Swap Obligations, the amount (not less than zero) that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated, an amount determined by the relevant First Priority Secured Party to be necessary to collateralize its credit risk arising out of such agreement, excluding any prepayment penalties or premiums provided for in the First Priority Debt Documents), (B) the cash collateral to be furnished to the First Priority Secured Parties providing letters of credit under the First Priority Debt Documents in such amounts (not to exceed 103% thereof) as such First Priority Secured Parties determine is reasonably necessary to secure such First Priority Secured Parties in connection with any such outstanding and undrawn letters of credit and (C) all accrued and unpaid fees, expenses and other amounts (including attorneys’ fees and expenses) owed to the First Priority Secured Parties under or pursuant to the First Priority Debt Documents on the date of purchase.

(iii) Any exercise of the Purchase Option shall be effected pursuant to documentation consistent with the form of Assignment and Assumption Agreement included in the Initial First Priority Credit Agreement. If no Second Priority Secured Party exercises the Purchase Option by providing irrevocable written notice of such exercise to the Controlling Representative within 30 days following written notice to each

Second Priority Representative from the Controlling Representative of the occurrence of the Purchase Right Trigger Event, the First Priority Secured Parties shall have no further obligations pursuant to this Section 3.01(e) and may take any further actions in their sole discretion in accordance with the First Priority Debt Documents and this Agreement. Each First Priority Secured Party will retain all rights to indemnification provided in the relevant First Priority Debt Documents for all claims and other amounts relating to periods prior to any purchase of the First Priority Debt Obligations pursuant to this Section 3.01(e).

(iv) The purchase and sale of the First Priority Debt Obligations under this Section 3.01(e) will be without recourse and without representation or warranty of any kind by the First Priority Secured Parties, except that the First Priority Secured Parties shall severally and not jointly represent and warrant to the Second Priority Secured Parties that on the date of such purchase, immediately before giving effect to the purchase:

(a) the principal of and accrued and unpaid interest on the First Priority Debt Obligations, and the fees and expenses thereof owed to the respective First Priority Secured Parties, are as stated in any assignment agreement prepared in connection with the purchase and sale of the First Priority Debt Obligations; and

(b) each First Priority Secured Party owns the First Priority Debt Obligations purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the applicable First Priority Debt Documents, in which case the Purchase Price will be appropriately adjusted so that the Second Priority Secured Parties do not pay amounts represented by participation interests unless the Second Priority Secured Parties expressly assume the obligations under such participation interests).

Section 3.02 No Interference.

(a) Except for Non-Controlling Permitted Actions, so long as the Discharge of First Priority Debt Obligations has not occurred, each Second Priority Representative (other than, with respect to clauses (i) through (vi) below, the Controlling Representative), for itself and on behalf of the other Secured Parties under its Debt Facility, agrees that, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, such Representative and such Secured Parties:

(i) will not: (x) enforce or exercise, or seek to enforce or exercise, any Enforcement Action or (y) commence or join with any other Person (other than the Controlling Representative) in commencing, or petition for or vote in favor of, any Enforcement Action (including any foreclosure action or seeking or requesting relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof); provided, however, that, subject to Section 3.02(a), from and after the Second Priority Enforcement

Date, the Designated Second Priority Representative may enforce or exercise any Enforcement Action, or commence, join with any Person in commencing, or petition for or vote in favor of, any Enforcement Action; provided further, however, that (A) notwithstanding the occurrence of the Second Priority Enforcement Date or anything herein to the contrary, in no event shall any Representative or other Secured Party commence (or join any Person in commencing) any Enforcement Action, if the Designated First Priority Representative or any other First Priority Secured Party shall be then diligently pursuing in a commercially reasonable manner an Enforcement Action with respect to all or a material portion of any Shared Collateral (or shall have timely sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof and such relief is pending) (prompt written notice thereof to be given to the Designated Second Priority Representative by the Designated First Priority Representative), and (B) from and after the Second Priority Enforcement Date, so long as none of the Designated First Priority Representative or any other First Priority Secured Party has commenced any action to enforce their Liens on any material portion of the Shared Collateral, in the event that and for so long as the Designated Second Priority Representative or any other Second Priority Secured Party whose Representative is the Designated Second Priority Representative has commenced any actions to enforce or exercise any Enforcement Action and are then diligently pursuing such actions in a commercially reasonable manner, none of the other Representatives or any other Secured Party shall take any action of a similar nature with respect to such Shared Collateral; provided that in all such cases, all other provisions of this Agreement (including the turnover provisions of Article IV) are complied with;

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the Controlling Representative or any other Controlling Secured Party, or any other enforcement or exercise by any Controlling Secured Party of any rights or remedies relating to the Shared Collateral under the First Priority Debt Documents or otherwise, so long as Liens with respect to each other Series of Secured Debt Obligations attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.01, and the notice given of, and the conduct of, such foreclosure action or proceeding is in accordance with applicable law;

(iii) subject to the rights of the Secured Parties under clauses (i) and (ii) above, will not contest, protest or object to the forbearance by the Controlling Representative or any other Controlling Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Shared Collateral or to the terms or conditions applicable to any such forbearance;

(iv) will not take or receive any Shared Collateral, or any Proceeds thereof, in connection with the exercise of any Enforcement Action, or in connection with any insurance policy award under a policy of insurance relating to any Shared Collateral or any condemnation award (or deed in lieu of condemnation) relating to any Shared Collateral;

(v) will not take any action that would, or could reasonably be expected to, hinder, delay, or interfere with in any manner, any Enforcement Action undertaken by the Controlling Representative or any other Controlling Secured Party;

(vi) will not contest, protest or object to the right of the Controlling Representative or the other Controlling Secured Parties to seek to enforce or collect any First Priority Debt Obligations or the Liens granted on any of the First Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Controlling Representative or any other Controlling Secured Party is, or could be, adverse to the interests of the other Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling or other similar right that may be available under applicable law with respect to the Shared Collateral or any similar rights a junior secured creditor may have under applicable law; and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of, subject to Section 10.01, any Secured Debt Obligations or any Debt Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

Section 3.03 Actions upon Breach. Should any Representative or any other Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, the Controlling Representative or any other Controlling Secured Party may obtain relief against such Representative or such other Secured Party by injunction, specific performance or other appropriate equitable relief. Each Representative, on behalf of itself and each other Secured Party under its Debt Facility, hereby (a) agrees that the Controlling Secured Parties’ damages from the actions of such Representatives or any such Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Controlling Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (b) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Controlling Representative or any other Controlling Secured Party. Each Second Priority Representative, on behalf of itself and each other Second Priority Secured Party under its Second Priority Debt Facility, hereby (i) agrees that the First Priority Secured Parties’ damages from the actions of the Second Priority Representatives or any other Second Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that any of the First Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Priority Representative or any other First Priority Secured Party.

ARTICLE IV

PAYMENTS

Section 4.01 Application of Proceeds. After an Event of Default has occurred and until such Event of Default is cured or waived, the Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral from the enforcement or exercise of any secured creditor right or remedy in respect of such Shared Collateral (including any right of setoff) or ( except as otherwise provided in Article VII) in any Insolvency or Liquidation Proceeding shall be applied by the Controlling Representative (a) FIRST, for so long as the Discharge of First Priority Debt Obligations has not occurred, to the payment in full of each Series of First Priority Debt Obligations on a ratable basis in accordance with the terms of the applicable First Priority Debt Documents and, if then in effect, the First Priority Parity Intercreditor Agreement, (b) SECOND, subject to Section 1.03, to the payment in full of each Series of Second Priority Debt Obligations on a ratable basis in accordance with the terms of the applicable Second Priority Debt Documents and, if then in effect, the Second Priority Parity Intercreditor Agreement and (c) THIRD, to the relevant Grantors or their successors or assigns, as their interests may appear or otherwise, or as a court of competent jurisdiction may direct.

Section 4.02 Payments Over. Any Shared Collateral or Proceeds thereof (together with the assets or proceeds thereof subject to Liens referred to in the final sentence of Section 2.04(a) or in the parenthetical in Section 7.02(A)), received by any Representative or any other Secured Party in connection with the sale or other disposition of, or collection on, such Shared Collateral from the enforcement or the exercise of any secured creditor right or remedy (including any right of setoff) with respect to such Shared Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), or (except as otherwise provided in Article VII) in any Insolvency or Liquidation Proceeding, shall be segregated and held in trust and forthwith transferred or paid over to the Controlling Representative for the benefit of the Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be distributed in accordance with the provisions of Section 4.01. Each Representative, for itself and on behalf of the other Secured Parties under its Debt Facility, hereby appoints the Controlling Representative, and any officer or agent of the Controlling Representative, with full power of substitution, the attorney-in-fact of each Secured Party for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument that the Controlling Representative may deem necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest.

ARTICLE V

OTHER AGREEMENTS

Section 5.01 Releases.

(a) Each Representative, for itself and on behalf of each other Secured Party under its Debt Facility, agrees that, other than in connection with the Discharge of First Priority

Debt Obligations: (x) if then permitted by the First Priority Debt Documents and the Second Priority Debt Documents or (y) at any time, following the occurrence of an Event of Default under the First Priority Debt Documents and in connection with the Controlling Representative exercising any Enforcement Action, (i) the Controlling Representative releases any First Priority Liens over such Shared Collateral, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Second Priority Liens granted to each Second Priority Representative and the other Second Priority Secured Parties shall terminate and be released, automatically, unconditionally and without any further action; provided, that any Proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 4.01 (with any Proceeds of any Shared Collateral remaining after payment of the First Priority Debt Obligations to remain subject to the Liens in favor of the Second Priority Representative and the Second Priority Secured Parties), or (ii) the Controlling Representative in connection with substantially all of the Equity Interests of any Grantor being sold or transferred releases the Guarantee of such Grantor, then (whether or not any Insolvency or Liquidation Proceeding is pending at that time) the Guarantee of such Grantor shall be released, discharged and terminated without any further action by any Secured Party required; provided, that the proceeds of such Equity Interests realized therefrom shall be applied pursuant to Section 4.01 (with any proceeds remaining after payment of the First Priority Debt Obligations to remain subject to the Liens in favor of the Second Priority Representative and he Second Priority Secured Parties). Each Representative agrees to promptly execute, deliver or acknowledge, at the applicable Grantor’s sole cost and expense, such instruments to evidence such termination and release of the Liens or the guarantees, as the case may be. The Controlling Representative is authorized and shall release the relevant Collateral in the circumstances described above and is authorized to and shall, at the cost of the Borrower, sign all documentation and take all other steps as are reasonably requested by the relevant Grantor to give effect to such release, all without recourse to or warranty by the Controlling Representative and such other Representative and at the sole cost and expense of the Borrower and the relevant Grantor.

(b) [Reserved].

(c) Each Representative, for itself and on behalf of each other Secured Party under its Debt Facility, hereby irrevocably constitutes and appoints the Controlling Representative, and any officer or agent of the Controlling Representative, with full power of substitution, the attorney-in-fact of each Secured Party for the purpose of carrying out the provisions of Section 5.01(a) and taking any action and executing any instrument that the Controlling Representative may deem necessary or advisable to accomplish the purposes of Section 5.01(a) (including any termination statements, endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

(d) Unless and until the Discharge of First Priority Debt Obligations of all Series of First Priority Debt Obligations has occurred, each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an Event of Default under any First Priority Debt Document, of Proceeds of Shared Collateral to the repayment of the First Priority Debt Obligations pursuant to the First Priority Debt Documents, provided that nothing in this Section 5.01(d) shall be construed to prevent or impair the rights of the Second Priority Representatives or the other Second Priority Secured Parties under the Second Priority Debt Documents or this Agreement, or to receive Proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.

(e) Notwithstanding anything to the contrary in any Collateral Document, in the event that the terms of a First Priority Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with (to the extent multiple parties cannot have control of such item of Shared Collateral under applicable law), (ii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to (to the extent multiple parties cannot be registered ownership or assigned ownership, as applicable of such item of Shared Collateral under applicable law), (iii) to hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), and (iv) to obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of, such Grantor may comply with such requirement under the applicable Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Controlling Representative, and the Controlling Representative shall do so for the respective benefit of, and with notice to, all of the Representatives and Secured Parties pursuant to Section 5.05.

Section 5.02 Insurance and Condemnation Awards. The Controlling Representative and each other Controlling Secured Party shall have the exclusive right, as among the Representatives and the Secured Parties, after the occurrence of an Event of Default that has not been cured or waived and subject to the rights of the Grantors under the First Priority Debt Documents, to reasonably settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. All the proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Priority Debt Obligations and subject to the provisions of, and the rights of the Grantors under, the First Priority Debt Documents, be paid to the Designated First Priority Representative for the ratable benefit of the First Priority Secured Parties pursuant to the terms of the First Priority Debt Documents and, if then in effect, the First Priority Parity Intercreditor Agreement, (b) second, after the Discharge of First Priority Debt Obligations and subject to the provisions of, and the rights of the Grantors under, the Second Priority Debt Documents, be paid to the Designated Second Priority Representative for the ratable benefit of the Second Priority Secured Parties pursuant to the terms of the Second Priority Debt Documents and, if then in effect, the Second Priority Parity Intercreditor Agreement and (c) third, if no First Priority Obligations or Second Priority Debt Obligations are outstanding, be paid to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any other Representative or any other Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the Controlling Representative in accordance with Section 4.02.

Section 5.03 Amendments to Second Priority Collateral Documents.

(a) Each of the Borrower and each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility (other than any account control or similar agreement with third parties) shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the Designated First Priority Representative, which approval shall not be unreasonably withheld or delayed.

(b) In the event that the First Priority Representatives and/or the other First Priority Secured Parties and the relevant Grantor enter into any amendment, modification, waiver or consent in respect of any of the First Priority Collateral Documents (other than this Agreement) or in connection with a Refinancing enter into new or additional First Priority Collateral Documents, then such amendment, modification, waiver, consent or change shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document, in each case, without the consent of any Second Priority Representative or any other Second Priority Secured Party, the Borrower or any other Grantor, and in connection with any such Refinancing, the Second Priority Representative and any other Second Priority Secured Party shall enter into corresponding agreements; provided, that (i) no such amendment, modification, waiver or consent shall (x) remove assets subject to the Second Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 5.01 and provided that there is a concurrent release of the corresponding First Priority Liens, (y) amend, modify or otherwise affect the duties of any Second Priority Representative in its capacity as such without its prior written consent or (z) permit Liens on the Collateral which are not permitted under the terms of the Second Priority Debt Documents and (ii) written notice of such amendment, modification, waiver or consent shall have been given to each Second Priority Representative within 10 Business Days after the effectiveness of such amendment, modification, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, modification, waiver or consent with respect to the provisions of any Second Priority Collateral Documents as set forth in this Section 5.03(c) and shall not result in the occurrence or continuance of an event of default or default under any Debt Document.

Section 5.04 Rights as Unsecured Creditors. Any Representative and any Secured Party may enforce rights and exercise remedies as unsecured creditors against any Grantor in accordance with the terms of the applicable Debt Documents and applicable law (other than initiating or joining in an involuntary bankruptcy proceeding prior to the Second Priority Enforcement Date) so long as such rights and remedies are not inconsistent with this Agreement. For the avoidance of doubt the exercise of the Non-Controlling Permitted Actions and the enforcement of this Agreement do not violate any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Representative or any other Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Debt Documents so long as such receipt is not the direct or indirect result of the enforcement or exercise by such Representative or such Secured Party of rights or remedies as a secured creditor (including any right of setoff) or enforcement of its rights against Shared Collateral in contravention of this Agreement (including any judgment lien resulting from the exercise of remedies available to an unsecured creditor, to the extent such judgment lien applies to Shared Collateral, subject to the following sentence). In the event any Representative or any other

Secured Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of applicable Secured Debt Obligations, such judgment lien shall have the same priority and ranking vis-à-vis the other Secured Parties hereunder as set forth in this Agreement. As between the First Priority Secured Parties and the Second Priority Secured Parties, nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies any First Priority Representative or any other First Priority Secured Party may have with respect to the First Priority Collateral.

Section 5.05 Gratuitous Bailee for Perfection.

(a) The Controlling Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Secured Debt Obligations with respect to the Controlling Secured Parties or otherwise on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held or credited, and if such Shared Collateral or any such account is in fact in the possession or under the control of the Controlling Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), the Controlling Representative shall also hold such Pledged or Controlled Collateral as sub-agent and gratuitous bailee for the other Representatives and Secured Parties, in each case solely for the purpose of perfecting the Liens granted under the applicable Collateral Documents and subject to the terms and conditions of this Section 5.05. Pending delivery to the Controlling Representative, each other Representative agrees to hold any Pledged or Controlled Collateral from time to time in its possession, as a sub-agent and gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Pledged or Controlled Collateral, if any, pursuant to the applicable Collateral Documents, in each case subject to the terms and conditions of this Section 5.05.

(b) So long as the Discharge of First Priority Debt Obligations has not occurred, except as otherwise specifically provided herein, the Controlling Representative and the other Controlling Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and their Debt Documents as Shared Collateral. The rights of the other Representatives and the other Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c) The Controlling Representative and the other Controlling Secured Parties shall have no obligation whatsoever to any other Representatives or any other Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Controlling Representative and the other Controlling Secured Parties under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant other Representatives for purposes of perfecting the Lien held by such other Representatives.

(d) The Controlling Representative and the other Controlling Secured Parties shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any other Representative or any other Secured Party, and each such other Representative, for itself and on behalf of each other Secured Party under its Debt Facility, hereby waives and releases the Controlling Representatives from all claims and liabilities arising pursuant to their roles under this Section 5.05 as sub-agents for perfection and gratuitous bailees with respect to the Shared Collateral.

(e) Each Representative shall, at the Grantors’ sole cost and expense, (i) deliver or cause to be delivered to the Controlling Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to securities intermediaries and commodities intermediaries or (ii) direct and deliver or cause to be delivered such Shared Collateral as a court of competent jurisdiction may otherwise direct.

(f) None of the Controlling Representative and the other Controlling Secured Parties shall be required to marshal any present or future collateral security for any obligations of Holdco, the Borrower or any Subsidiary to any other Representative or any other Secured Party or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

(g) Upon the Discharge of First Priority Debt Obligations, each applicable First Priority Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such First Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier; (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding; and (iv) take such other action as may be reasonably requested by the Borrower or the other Grantors to effect the delivery to the Designated Second Priority Representative of the Shared Collateral and the Proceeds thereof. The Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each First Priority Representative for loss or damage suffered by such First Priority Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own willful misconduct, gross negligence or bad faith. The First Priority Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Secured Party in contravention of this Agreement.

ARTICLE VI

MATTERS RELATING TO FIRST PRIORITY DEBT DOCUMENTS

AND SECOND PRIORITY DEBT DOCUMENTS

Section 6.01 Matters Relating to First Priority Debt Documents. The Borrower and each other Grantor, each First Priority Representative (for itself and on behalf of each other First Priority Secured Party represented by such Representative) and each Second Priority Representative (for itself and on behalf of each other Second Priority Secured Party represented by such Representative) hereby agrees that the First Priority Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the First Priority Debt Facilities may be Refinanced, in each case, without the consent of any Second Priority Secured Party; provided, however, that, without the consent of the “Required Lenders” (as defined in the Initial Second Priority Credit Agreement (or any equivalent successor definition)), no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene the provisions of this Agreement; provided further, that the holders of the Indebtedness resulting from any such Refinancing, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement.

Section 6.02 Matters Relating to Second Priority Debt Documents. The Borrower and each other Grantor, each First Priority Representative (for itself and on behalf of each other First Priority Secured Party represented by such Representative) and each Second Priority Representative (for itself and on behalf of each other Second Priority Secured Party represented by such Representative) hereby agrees that, subject to the final sentence of this Section 6.02, the Second Priority Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Second Priority Debt Facilities may be Refinanced, in each case, without the consent of any First Priority Secured Party; provided, however, that, without the prior written consent of the “Required Lenders” (as defined in the Initial First Priority Credit Agreement (or any equivalent successor definition)), no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provisions of this Agreement. As an intercreditor agreement only and without prejudice to any rights of the lenders under the Initial First Priority Credit Agreement (including any covenants therein that may restrict such Refinancings), Indebtedness under the Initial Second Priority Credit Agreement Loan Documents may be Refinanced and such Refinancing Indebtedness provided may be secured; provided, however, that the holders of such Refinancing Indebtedness, or a duly authorized trustee, administrative agent, collateral agent, security agent or other agent on their behalf, agree in writing to be bound by the terms of this Agreement.

ARTICLE VII

INSOLVENCY OR LIQUIDATION PROCEEDINGS.

Section 7.01 Financing and Sale Issues. Each Representative, for itself and on behalf of each other Secured Party under its Debt Facility, agrees that, in the event of any Insolvency or Liquidation Proceeding, such Secured Parties (i) will not oppose or object to the use of any

Shared Collateral constituting cash collateral under Section 363 of the Bankruptcy Code or any comparable provision of any other Bankruptcy Law, unless the Controlling Secured Parties or the Controlling Representative shall oppose or object to such use of cash collateral (in which case, no other Representative or other Secured Party shall seek any relief in connection therewith that is inconsistent with the relief being sought by the Controlling Secured Parties), (ii) will not oppose or object to any post-petition financing, whether provided by any Controlling Secured Party or any other Person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), or the Liens securing any DIP Financing (“DIP Financing Liens”), unless the Controlling Secured Parties, or a representative authorized by the Controlling Secured Parties, shall then oppose or object to such DIP Financing and DIP Financing Liens (provided that the foregoing shall not prevent such other Secured Parties or their Affiliates from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction), and shall subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing Liens (and all obligations relating thereto) on the same basis as the Second Priority Liens are so subordinated to the First Priority Liens under this Agreement, (y) any adequate protection Liens provided to the First Priority Secured Parties, and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the Controlling Representative, and (iii) except to the extent permitted by Section 7.02, in connection with the use of cash collateral as described in clause (i) above or a DIP Financing as described in clause (ii), will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; provided that: (a) such DIP Financing shall not result in the voiding of the Lien of any Second Priority Representative on the Shared Collateral securing the Second Priority Debt Obligations, which Lien shall remain subject to the priority requirements described herein vis-à-vis the Liens securing the First Priority Debt Obligations (it being understood that any reduction in the value of any Second Priority Lien by virtue of the mere existence of the DIP Financing and the DIP Financing Liens shall not be deemed to void the Lien of any Second Priority Representative for purposes of this clause (a)); (b) all DIP Financing Liens shall be senior to or on parity with the Liens of each First Priority Representative on the Shared Collateral securing the First Priority Debt Obligations and by operation of clause (ii) above, senior to the Liens of each Second Priority Representative on the Shared Collateral securing the Second Priority Debt Obligations; and (c) in the event that any First Priority Representative receives a Lien on post-petition assets of any Grantor as adequate protection for the First Priority Debt Obligations, each Second Priority Representative has the right to seek a Lien on such post-petition assets of the Grantors as adequate protection for the Second Lien Debt Obligations, which adequate protection Lien shall be subordinated to Liens securing and providing adequate protection for the First Priority Debt Obligations to the same extent set forth in this Agreement. In addition, each Representative, for itself and on behalf of each other Secured Party under its Debt Facility, agrees that, in the event of any Insolvency or Liquidation Proceeding, such Secured Parties will not oppose or object to (1) any sale, transfer or other disposition of any Shared Collateral free and clear of the Liens applicable to the relevant Series of Secured Debt Obligations or other claims under Section 363 of the Bankruptcy Code or any comparable provision of any other Bankruptcy Law (including, for the avoidance of doubt, the approval of bidding procedures in connection therewith or any other related or ancillary matters) (a “363 Sale”), if the Controlling Secured Parties or the Controlling Representative shall consent, or not oppose or object, to such sale or other disposition; provided that pursuant to a court order the Liens of the Second Priority Secured

Parties attach to the net proceeds of such sale or disposition with the same priority and validity as the Liens held by the Second Priority Secured Parties in such Shared Collateral; provided further that the Second Priority Secured Parties shall retain the right to credit bid their claims (and their rights under Section 363(k) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, shall not be impaired), to the extent the credit bid is authorized or accepted by the applicable bankruptcy court, in connection with any such sale in a transaction that provides for the payment in full in cash on the closing date of such sale of the First Priority Debt Obligations, or (2) the right of any First Priority Secured Party to credit bid First Priority Debt Obligations at any sale in foreclosure of Shared Collateral under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

Notwithstanding the foregoing, the applicable provisions of this Section 7.01 shall only be binding on the Second Priority Secured Parties with respect to any DIP Financing to the extent the principal amount of such DIP Financing (together with the principal amount of any remaining pre-petition First Priority Debt Obligations) does not exceed the DIP Cap.

Section 7.02 Adequate Protection. Each Representative, for itself and on behalf of each other Secured Party under its Debt Facility, agrees that none of them shall contest, join or otherwise support any other Person in contesting (a) any request by the Controlling Representative or any other Controlling Secured Parties for adequate protection in any form or (b) any objection, based on a claim of a lack of adequate protection, by the Controlling Representative or any other Controlling Secured Parties to any motion, relief, action or proceeding. Notwithstanding anything contained in this Section 7.02 or in Section 7.01, if, in connection with any DIP Financing or use of cash collateral, (i) any Secured Party is granted adequate protection in the form of a Lien on additional or replacement collateral, then each other Representative may, for itself and on behalf of the other Secured Parties under its Debt Facility, seek or request adequate protection in the form of a Lien on such additional or replacement collateral, which Lien will rank pari passu with, in the case of other First Priority Secured Parties, or be subordinated to, in the case of Second Priority Secured Parties, the First Priority Liens on the same basis as set forth in this Agreement, (ii) any Second Priority Secured Party is granted adequate protection in the form of a Lien on additional or replacement collateral, then (A) each First Priority Representative shall, for itself and on behalf of the other First Priority Secured Parties under its Debt Facility, be granted adequate protection in the form of a Lien on such additional or replacement collateral that is senior to such Second Priority Lien as adequate protection for the First Priority Debt Obligations (and, to the extent such First Priority Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Secured Party pursuant to or as a result of any Lien on such additional collateral so granted to such Second Priority Secured Party shall be subject to Section 4.02) and (B) each other Second Priority Representative may, for itself and on behalf of the other Secured Parties under its Debt Facility, seek or request adequate protection in the form of a Lien on such additional or replacement collateral, which Lien will rank pari passu with such Second Priority Lien and subordinate to all First Priority Liens or (iii) any First Priority Secured Party is granted adequate protection in the form of a super-priority claim under Section 507(b) of the Bankruptcy Code or any comparable provision of any other Bankruptcy Law, then each other Representative, for itself and on behalf of the other Secured Parties under its Debt Facility, shall be granted adequate protection in the form of super-priority claims granted under Section 507(b) of the Bankruptcy Code or any comparable provision of any other Bankruptcy Law ranking pari passu with, in the case of other First Priority Secured Parties, or subordinated to, in the case of Second Priority Secured Parties, such First Priority Secured Party. Without limiting the generality of the foregoing, to the extent that the First Priority Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, and/or other cash payments, or any other form of adequate protection, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), or such other form of adequate protection as granted to the First Priority Secured Parties, subject to the right of the First Priority Secured Parties to object to the amounts of fees and expenses or other cash payments or other adequate protection so sought by the Second Priority Secured Parties.

Section 7.03 Plan Voting. Without the written consent of the Designated Second Priority Representative, no First Priority Representative or First Priority Secured Party may seek to vote with the claims of any Second Priority Secured Party as a single class in connection with any plan of reorganization or similar dispositive restructuring plan in any Insolvency or Liquidation Proceeding. Without the written consent of the Designated First Priority Representative, no Second Priority Representative or Second Priority Secured Party may (1) seek to vote with the claims of any First Priority Secured Party as a single class in connection with any plan of reorganization or similar dispositive restructuring plan in any Insolvency or Liquidation Proceeding or (2) propose, vote to accept, or otherwise support any proposed plan that is inconsistent with the terms of this Agreement.

Section 7.04 Relief from the Automatic Stay. Each Representative, for itself and on behalf of each other Secured Party under its Debt Facility, agrees that none of them shall seek, or support any other Person in seeking, relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral or any Proceeds thereof, without the prior written consent of the Controlling Representative.

Section 7.05 Preference Issues. If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of any Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as Proceeds of security, enforcement of any right of setoff or otherwise, then the applicable Series of Secured Debt Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and such Series of Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of First Priority Debt Obligations or a Discharge of Second Priority Debt Obligations, as the case may be, with respect to such Series with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement. As between each Series of First Priority Debt Obligations, each First Priority Representative, for itself and on behalf of each other First Priority Secured Party under its First Priority Debt Facility, hereby agrees that none of them shall be entitled, vis-à-vis any other First Priority Secured Party to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 7.06 Separate Grants of Security and Separate Classifications. Each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the First Priority Debt Obligations and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the First Priority Secured Parties and the Second Priority Secured Parties in respect of the Shared Collateral constitute only a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors with Liens in the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not allowed or allowable) before any distribution is made in respect of the Second Priority Debt Obligations, with each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Controlling Representative amounts otherwise received or receivable by them from the Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties.

Section 7.07 Post-Petition Interest.

(a) Each Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties under its Second Priority Debt Facility, agrees that no such Second Priority Secured Party shall oppose or seek to challenge any claim by any First Priority Representative, any Initial First Priority Representative, or any other First Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Priority Debt Obligations

consisting of post-petition interest, fees or expenses to the extent of the value of the applicable First Priority Liens (it being understood and agreed by each Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties, that such value shall be determined without regard to the existence of the Second Priority Liens on the Shared Collateral).

(b) Each First Priority Representative, for itself and on behalf of the other First Priority Secured Parties, agrees that no such First Priority Secured Party shall oppose or seek to challenge any claim by any Second Priority Representative or any other Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Debt Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens (it being understood and agreed by each First Priority Representative, for itself and on behalf of the other First Priority Secured Parties, that such value shall be determined after taking into account the First Priority Liens on the Shared Collateral).

Section 7.08 No Waivers of Rights of Controlling Secured Parties. Other than as otherwise expressly set forth herein, nothing contained herein shall prohibit or in any way limit any Controlling Representative or any Controlling Secured Party from opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by any other Representative or any other Secured Party, including any request by any such other Representative or any such other Secured Party for adequate protection or any exercise by any such other Representative or any such other Secured Party of any of its rights and remedies under their applicable Debt Documents or otherwise.

Section 7.09 Certain Waivers by the Second Priority Secured Parties. Each Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties under its Second Priority Debt Facility, waives any claim any such Second Priority Secured Party may hereafter have against any First Priority Secured Party arising out of (a) the election by any First Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) any use of cash collateral or financing arrangement, or any grant of a security interest in the Shared Collateral, in any Insolvency or Liquidation Proceeding, in each case in compliance with, and subject to, Sections 7.01 and 7.02.

Section 7.10 Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights of the Secured Parties as to the Shared Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 7.11 Other Matters. To the extent that any Second Priority Representative or any other Second Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law as adequate protection with respect to any of the Shared Collateral (and not in connection with any DIP Financing that may be provided by such Second Priority Representative or other Second Priority Secured Party), such Second Priority Representative, on behalf of itself and each other Second Priority Secured Party under its Second Priority Debt Facility, agrees to assert any such rights subject to the terms and provisions of this Agreement.

Section 7.12 506(c) Claims. Until the Discharge of First Priority Debt Obligations has occurred, each Second Priority Representative, on behalf of itself and each other Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law to or on a parity with the Liens securing the First Priority Debt Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

Section 7.13 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, Reorganization Securities that are debt obligations secured by Liens upon any property are distributed pursuant to a confirmed plan of reorganization or similar dispositive restructuring plan, on account of both First Priority Debt Obligations and Second Priority Debt Obligations, then, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Section 8.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to execute and deliver this Agreement and perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority except for such as either have been made or obtained and are in full force and effect or the failure to make or obtain the same could not reasonably be expected to have a Material Adverse Effect and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or bylaws of such party or any order of any governmental authority or any provision of any material indenture, agreement or other instrument binding upon such party except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

Section 8.02 Representations and Warranties of Each Representative. Each Representative represents and warrants to the other parties hereto that it has been authorized by the Secured Parties under its Debt Facility to enter into this Agreement.

ARTICLE IX

RELIANCE; ETC.

Section 9.01 Reliance; Information. The consent by the First Priority Secured Parties to the execution and delivery of the Initial Second Priority Credit Agreement Loan Documents and each other Additional Second Priority Debt Document to which the First Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the Closing Date by the First Priority Secured Parties to Holdco, the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each other Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that it and such other Second Priority Secured Parties have, independently and without reliance on any First Priority Representative, any Initial First Priority Representative, or any other First Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

The consent by the Second Priority Secured Parties to the execution and delivery of the Initial First Priority Credit Agreement Loan Documents and each other Additional First Priority Debt Document to which the Second Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the Closing Date by the Second Priority Secured Parties to Holdco, the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each First Priority Representative, on behalf of itself and each other First Priority Secured Party under its First Priority Debt Facility, acknowledges that it and such other First Priority Secured Parties have, independently and without reliance on any Second Priority Representative, any Initial Second Priority Representative, or any other Second Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the First Priority Debt Documents or this Agreement.

Section 9.02 No Warranties or Liability.

(a) Each Representative, on behalf of itself and each other Secured Party under its Debt Facility, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, no other Representative nor any other Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Debt Documents applicable to such Series, the ownership of any Shared Collateral or the perfection or priority of any Lien thereon. The Secured Parties of each Series will be entitled to manage and supervise their respective loans and extensions of credit under their applicable Debt Documents in accordance with such Debt Documents and applicable law and as they may otherwise, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any other Representative or Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement.

(b) The Controlling Secured Parties shall have no express or implied duty to any other Representative or any other Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any Debt Document, regardless of any knowledge thereof that they may have or be charged with; and no other Representative or the Secured Parties under its Debt Documents shall have any express or implied duty to any other Representative or the other Secured Parties, and the Controlling Representative.

(c) Each Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties under its Second Priority Debt Facility, agrees that no First Priority Secured Party shall have any liability to such Second Priority Representative or other Second Priority Secured Parties, and hereby waives any claim against any First Priority Secured Party arising out of any and all actions which any First Priority Representative or any other First Priority Secured Parties may take or permit or omit to take with respect to (i) the First Priority Debt Documents (other than this Agreement), (ii) the collection of the First Priority Debt Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the sale or other disposition of any First Priority Collateral, except, in each case, a claim for breach of this Agreement or a claim for gross negligence, willful misconduct, bad faith or fraud. Each First Priority Representative, for itself and on behalf of the other First Priority Secured Parties under its First Priority Debt Facility, agrees that no Second Priority Secured Party shall have any liability to such First Priority Representative or other First Priority Secured Parties, and hereby waives any claim against any Second Priority Secured Party arising out of any and all actions which any Second Priority Representative or any other Second Priority Secured Parties may take or permit or omit to take with respect to (i) the Second Priority Debt Documents (other than this Agreement), (ii) the collection of the Second Priority Debt Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the sale or other disposition of any Second Priority Collateral, except, in each case, a claim for breach of this Agreement or a claim for gross negligence, willful misconduct, bad faith or fraud.

Section 9.03 Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Representatives and the other Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Debt Document;

(b) any change in accordance with this Agreement in the time, manner or place of payment of, or in any other terms of (including the Refinancing of), all or any portion of any Secured Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, in accordance with this Agreement, whether by course of conduct or otherwise, of the terms of the Initial First Priority Credit Agreement or any other First Priority Debt Document or of the terms of the Initial Second Priority Credit Agreement or any other Second Priority Debt Document;

(c) the securing in accordance with this Agreement of any Secured Debt Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Shared Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Debt Obligations (or the applicable First Priority Debt Documents) or Second Priority Debt Obligations (or the applicable Second Priority Debt Documents) or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) any Grantor in respect of any First Priority Debt Obligations or (ii)  any Representative or other Secured Party in respect of this Agreement.

ARTICLE X

MISCELLANEOUS

Section 10.01 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. However, as among the First Priority Secured Parties, their rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the First Lien Parity Intercreditor Agreement and as among the Second Priority Secured Parties, their rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the Second Lien Parity Intercreditor Agreement.

Section 10.02 Continuing Nature of this Agreement; Severability. Subject to Section 7.05, this Agreement shall continue to be effective until the date on which the Discharge of First Priority Debt Obligations in respect of each Series of First Priority Debt Obligations has occurred and the Discharge of Second Priority Debt Obligations in respect of each Series of Second Priority Debt Obligations has occurred. This is a continuing agreement of Lien subordination, and the First Priority Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any other Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of Holdco, the Borrower or any Subsidiary constituting First Priority Debt Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Each Representative, for itself and on behalf of the other

Secured Parties under its Debt Facility, hereby waives any and all rights that such Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any provisions of this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver, liquidator, sequestrator, trustee, custodian, administrator or other officer in any applicable jurisdiction having similar powers over any Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

Section 10.03 Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Subject to paragraph (c) of this Section 10.03 and Section 10.07, this Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility) and each Grantor. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the First Priority Secured Parties and the Second Priority Secured Parties and their respective successors and assigns.

(c) The Grantors, the Designated First Priority Representative and the Designated Second Priority Representative may amend or supplement this Agreement or the applicable Debt Documents without the consent of any other Representative or Secured Party (i) to make any change that would provide any additional rights or benefits to a Secured Party, (ii) to make, complete or confirm any grant permitted or required by this Agreement or any of the Debt Documents or any release of any Collateral that is otherwise permitted (if addressed therein, or if not addressed, not prohibited) under the terms of this Agreement and the other Debt Documents, (iii) to correct any typographical errors, drafting mistakes or other similar mistakes that do not modify the intended rights and obligations of the parties hereto and to correct administrative or manifest errors or omissions, or to effect administrative changes that are not adverse to any Secured Party and (iv) to incorporate any Additional First Priority Debt Obligations, Additional Second Priority Debt Obligations or any Refinancing, in each case to the extent permitted (if addressed therein, or if not addressed, not prohibited) by the terms of the

Debt Documents then in effect (including with respect to providing for a third priority of Liens and Liens on only a portion of the Collateral), including to reflect such obligations and Liens in the definitions, the relative priority of Liens and payments and the provisions herein regarding voting, consents, amendments and waivers.

Section 10.04 Information Concerning Financial Condition of Holdco, the Borrower and the other Subsidiaries. The Designated First Priority Representative, the other First Priority Secured Parties, the Designated Second Priority Representative and the other Second Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdco, the Borrower and the Subsidiaries and all endorsers or guarantors of the First Priority Debt Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Priority Debt Obligations or the Second Priority Debt Obligations. The Designated First Priority Representative, the other First Priority Secured Parties, the Designated Second Priority Representative and the other Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Designated First Priority Representative, any other First Priority Secured Party, the Designated Second Priority Representative or any other Second Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Designated First Priority Representative, the other First Priority Secured Parties, the Designated Second Priority Representative and the other Second Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 10.05 Subrogation. Each Second Priority Representative, on behalf of itself and each other Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees not to enforce any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Debt Obligations has occurred; provided, however, that, as between the Borrower and the other Grantors, on the one hand, and the Second Priority Secured Parties, on the other hand, any such payment that is paid over to the Designated First Priority Representative or Initial First Priority Representative pursuant to this Agreement shall be deemed not to reduce any of the Second Priority Debt Obligations unless and until the Discharge of First Priority Debt Obligations shall have occurred and the Designated First Priority Representative or Initial First Priority Representative delivers any such payment to the Designated Second Priority Representative.

Section 10.06 Additional Grantors. Each of Holdco and the Borrower agree that, if any Subsidiary shall become a Grantor after the date hereof, each of them will as promptly thereafter as reasonably practicable cause such Subsidiary to become party hereto by executing and delivering a supplement hereto in form and substance reasonably approved by the Designated First Priority Representative (it being understood that any instrument pursuant to which a Subsidiary becomes a party hereto may include limitations, qualifications and other provisions specific to the jurisdiction of organization of such Subsidiary, which limitations, qualifications and other such provisions shall automatically be incorporated herein). Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Designated First Priority Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 10.07 Additional Debt Facilities.

(a) So long as permitted by each of the Second Priority Debt Documents and the First Priority Debt Documents then in effect and this Agreement, the Borrower may from time to time designate Indebtedness and other obligations at the time of incurrence to be secured by the First Priority Collateral (or a portion thereof) on a pari passu basis with the then outstanding First Priority Debt Obligations and/or secured on a senior basis to the then outstanding Second Priority Debt Obligations (any Indebtedness so designated, the “Additional First Priority Debt”) by delivering to the Controlling Representative and the Designated Second Priority Representative (i) a certificate signed by a Responsible Officer of the Borrower (w) identifying the Indebtedness so designated and the aggregate principal amount or face amount thereof, (x) stating that such Indebtedness is designated as Additional First Priority Debt for purposes hereof, (y) representing that such designation of such Indebtedness as Additional First Priority Debt complies with the terms of this Agreement and with the Second Priority Debt Documents and the First Priority Debt Documents then outstanding and (z) specifying the name and address of the Representative for such Indebtedness and other obligations and (ii) a fully executed Joinder Agreement.

(b) So long as permitted by each of the First Priority Debt Documents and the Second Priority Debt Documents then in effect and this Agreement, the Borrower may from time to time designate Indebtedness and other obligations at the time of incurrence to be secured by the Second Priority Collateral (or a portion thereof) on a pari passu basis with the then outstanding Second Priority Debt Obligations and secured on a subordinated basis with the then outstanding First Priority Debt Obligations (any Indebtedness so designated, the “Additional Second Priority Debt”) by delivering to the Controlling Representative and the Designated Second Priority Representative (i) a certificate signed by a Responsible Officer of the Borrower (w) identifying the Indebtedness so designated and the aggregate principal amount or face amount thereof, (x) stating that such Indebtedness is designated as Additional Second Priority Debt for purposes hereof, (y) representing that such designation of such Indebtedness as Additional Second Priority Debt complies with the terms of this Agreement and with the First Priority Debt Documents and the Second Priority Debt Documents then outstanding and (z) specifying the name and address of the Representative for such Indebtedness and other obligations and (ii) a fully executed Joinder Agreement.

Section 10.08 Consent to Jurisdiction; Waivers.

(a) Each party hereto (in the case of any Representative, on behalf of itself and the Secured Parties under the Debt Facility for which it is acting), irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, and any court presiding over any Insolvency or Liquidation Proceeding for any of the Grantors, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Collateral Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each party hereto (in the case of any Representative, on behalf of itself and the Secured Parties under the Debt Facility for which it is acting), hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Collateral Documents in any New York state court or in any Federal Court referred to in (a) above. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.09. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d) Each party hereto waives, to the fullest extent permitted by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 10.08 any special, exemplary, punitive or consequential damages.

Section 10.09 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i) if to the Borrower or any other Grantor, to it at the address or facsimile number set forth in Section 9.01 of the Initial First Priority Credit Agreement;

(ii) if to the Initial First Priority Representative, to it at

Credit Suisse AG, Cayman Islands Branch

TSAJ 41

7033 Louis Stephens Drive

P.O. Box 110047

Research Triangle Park, North Carolina 27709

United States

Attention: Mr. Sean L Portrait;

(iii) if to the Initial Second Priority Representative, to it at

Credit Suisse AG, Cayman Islands Branch

TSAJ 41

7033 Louis Stephens Drive

P.O. Box 110047

Research Triangle Park, North Carolina 27709

United States

Attention: Mr. Sean L Portrait; and

(iv) if to any other First Priority Representative or Second Priority Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 10.07.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among each Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

Section 10.10 Further Assurances. Each Representative, on behalf of itself and each other Secured Party under its Debt Facility, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be reasonably required under any applicable law, or which the other parties hereto may reasonably request to effectuate the terms of, and the relative Lien priorities contemplated by, this Agreement.

Section 10.11 GOVERNING LAW; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF TO THE EXTENT SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAW OF ANOTHER STATE.

(B) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND

THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 10.12 Binding on Successors and Assigns. This Agreement shall be binding upon the Initial First Priority Representative, the Initial Second Priority Representative, the Designated First Priority Representative, the other First Priority Secured Parties, the Designated Second Priority Representative, the other Second Priority Secured Parties, the Grantors party hereto and their respective successors and permitted assigns.

Section 10.13 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Section 10.14 Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic transmission, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 10.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Initial First Priority Representative represents and warrants that this Agreement is binding upon the Initial First Priority Credit Agreement Secured Parties. The Initial Second Priority Representative represents and warrants that this Agreement is binding upon the Initial Second Priority Credit Agreement Secured Parties.

Section 10.16 No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such Lien priorities shall inure solely to the benefit of the First Priority Representatives, the other First Priority Secured Parties, the Second Priority Representatives and the other Second Priority Secured Parties, and their respective permitted successors and assigns, and except as expressly set forth herein, no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First Priority Debt Obligations and the Second Priority Debt Obligations as and when the same shall become due and payable in accordance with their terms.

Section 10.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Grantors shall include each Grantor as debtor and debtor-in-possession and any receiver or trustee for such Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

Section 10.18 Initial First Priority Representative and Initial Second Priority Representative. It is understood and agreed that the Initial First Priority Representative is entering into this Agreement in its capacity as First Priority Representative under the Initial First Priority Collateral Agreement and the other Security Documents (as defined in the Initial First Priority Credit Agreement) and the provisions of Article VIII of the Initial First Priority Credit Agreement and Article VI of the Initial First Priority Collateral Agreement applicable to it as collateral agent thereunder shall also apply to it as First Priority Representative hereunder. It is understood and agreed that the Initial Second Priority Representative is entering into this Agreement in its capacity as Second Priority Representative under the Initial Second Priority Collateral Agreement and the other Security Documents (as defined in the Initial Second Priority Credit Agreement) and the provisions of Article VIII of the Initial Second Priority Credit Agreement and Article VI of the Initial Second Priority Collateral Agreement applicable to it as collateral agent thereunder shall also apply to it as Second Priority Representative hereunder.

Section 10.19 Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Priority Secured Parties on the one hand and the Second Priority Secured Parties on the other hand and does not subordinate the payment of any Second Priority Debt Obligations to the payment of any First Priority Debt Obligations. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Priority Debt Obligations and the Second Priority Debt Obligations as and when the same shall become due and payable in accordance with their terms.

Section 10.20 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial First Priority Representative

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial Second Priority Representative

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGED BY:

KC HOLDCO, LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KC SUB, INC.

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KUEHG CORP.

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KINDERCARE EDUCATION HOLDINGS LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KNOWLEDGE SCHOOLS LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Intercreditor Agreement]

KINDERCARE EDUCATION LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KINDERCARE EDUCATION AT WORK LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KU EDUCATION LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KCE CHAMPIONS LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KINDERCARE LEARNING CENTERS LLC

By:
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Intercreditor Agreement]

ANNEX I

Provision for the Initial Second Priority Credit Agreement and any other Second Priority Debt Document that is a loan agreement or indenture.

“Reference is made to the Intercreditor Agreement dated as of August [    ], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, Holdco, the subsidiaries of the Borrower from time to time party thereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial First Priority Representative (as defined therein), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial Second Priority Representative (as defined therein), and each additional Representative (as defined therein) from time to time party thereto. Each Lender hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) consents to the subordination of Liens provided for in the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement as Initial Second Priority Representative (as defined therein) and on behalf of such Lender. The foregoing provisions are intended as an inducement to the lenders under the First Priority Loan Documents (as defined therein) to permit the incurrence of Indebtedness under the Second Priority Loan Documents (as defined therein) and to extend credit to the Borrower and such lenders are intended third party beneficiaries of such provisions. In the event of any conflict or inconsistency between any of the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.”

Provision for all Second Priority Collateral Documents

“Reference is made to the Intercreditor Agreement dated as of August [    ], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, Holdco, the subsidiaries of the Borrower from time to time party thereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial First Priority Representative (as defined therein), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Initial Second Priority Representative (as defined therein), and each additional Representative (as defined therein) from time to time party thereto. Notwithstanding anything herein to the contrary, the priority of the lien and security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between any of the provisions of the Intercreditor Agreement, this Agreement and the credit agreement to which this Agreement relates (the “Credit Agreement”) regarding the priority of the lien and security interest granted to the Collateral Agent and the exercise of any right or remedy by the Collateral Agent, the provisions of the Intercreditor Agreement shall govern.”

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [●] dated as of [●], 20[●] (this “Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of August [    ], 2017 (the “Intercreditor Agreement”), among [                ], a Delaware limited liability company (“Holdco”), KUEHG CORP., a Delaware corporation (the “Existing Borrower”), KC SUB, INC., a Delaware corporation (the “Incremental Borrower” and together with the Existing Borrower, collectively, the “Borrower”), certain subsidiaries of the Borrower (together with Holdco and the Borrower, each a “Grantor”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent under the Initial First Priority Credit Agreement (as defined therein) (in such capacity, and together with its successors in such capacity, the “Initial First Priority Representative”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent under the Initial Second Priority Credit Agreement (as defined herein) (in such capacity, and together with its successors in such capacity, the “Initial Second Priority Representative”) and the additional Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. As a condition to the ability of Holdco, the Borrower or any other Subsidiary to incur new Additional [First] [Second] Priority Debt Obligations (the “New Obligations”) and to secure such New Obligations with the [First Priority Lien] [Second Priority Lien] pursuant to the [First] [Second] Priority Collateral Documents, the Representative in respect of such New Obligations is required to become a Representative under, and such New Obligations and the holders thereof are required to become subject to and bound by, the Intercreditor Agreement. In connection with the foregoing and pursuant to the requirements of Section 10.07 of the Intercreditor Agreement, the undersigned (the “New Representative”) is executing this Joinder Agreement.

Accordingly, the undersigned agree as follows:

SECTION 1. In accordance with the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related New Obligations and the holders thereof become subject to and bound by, the Intercreditor Agreement as the [First] [Second] Priority Debt Obligations and [First] [Second] Priority Secured Parties, respectively, thereunder, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a [First] [Second] Priority Representative. Each reference to a “Representative” or “[First] [Second] Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the other parties hereto and the other Secured Parties that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee] [specify other], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof and (iii) the

[First] [Second] Priority Debt Documents relating to such [First] [Second] Priority Debt Obligations provide that, upon the New Representative’s entry into this Joinder Agreement, the [First] [Second] Priority Secured Parties in respect of such [First] [Second] Priority Debt Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as [First] [Second] Priority Secured Parties.

SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when the other parties hereto shall have received a counterpart of this Joinder Agreement that bears the signature of the New Representative. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AGREEMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 10.10 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse the New Representative and the Controlling Representative for their reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of one counsel per each such party.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Representative and the other parties hereto have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

[CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH], as Controlling Representative,

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Supplement No. [●] to Intercreditor Agreement]

ACKNOWLEDGED BY:

KC SUB, INC., as Incremental Borrower

By:
Name:
Title:

KUEHG CORP., as Existing Borrower

By:
Name:
Title:

[ ], as Holdco

By:
Name:
Title:

[Signature Page to Supplement No. [●] to Intercreditor Agreement]

SCHEDULE 2.01(B)

Incremental Term Commitments

Lender	Term Commitment
Credit Suisse AG, Cayman Islands Branch	$100,000,000
Total	$100,000,000